As filed with the Securities and Exchange Commission on 7/09/2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05684

Alpine Equity Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
3rd Floor
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Samuel A. Lieber
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577
(Name and address of agent for service)

1-888-785-5578
Registrant’s telephone number, including area code

Date of fiscal year end: 10/31/2009

Date of reporting period: 4/30/2009

Item 1. Reports to Stockholders.

REAL ESTATE FUNDS

Semi-Annual Report

April 30, 2009

Alpine International Real Estate Equity Fund

Alpine Emerging Markets Real Estate Fund

Alpine Realty Income & Growth Fund

Alpine Global Infrastructure Fund

Alpine U.S. Real Estate Equity Fund

Alpine’s Investment Outlook

Dear Shareholder:

We are pleased to present this semi-annual update for the period ending April 30, 2009. The past six months have challenged both investors and investment managers with unparalleled complexity, uncertainty and velocity. The nearly unprecedented disruption of the capital markets from September through March reflects the structural problems afflicting global finance and the resulting impact on employment and production. Excessive financial leverage accumulated over the previous three years may have set the stage for the economic unraveling which occurred in the wake of the Lehman Brothers bankruptcy. In response, Central Banks around the world have taken extreme measures to maintain liquid short-term monetary functions. This appears to have stabilized the financial system. While the pendulum of financial liquidity has swung from excess to drought and now towards equilibrium, many pressures and imbalances persist. These may require fresh approaches to capital allocation and global interaction, which implies more rigorous regulation before sustained long-term growth can be achieved in the U.S. and Europe. Nonetheless, there are pockets of economic vigor which have been increasingly visible as the public equity and debt markets are currently the principal suppliers of fresh capital for commerce.

EQUITY PERFORMANCE RECALIBRATES

It is ironic that some of 2008’s most penalized stock markets and currencies have, in fact, been able to decouple during this crisis from the historical economic dominance of the U.S. and Europe, which together account for roughly 48% of global gross domestic product (GDP). In a number of countries, the sustainability of domestic consumption and fixed investment to develop modern infrastructure, efficient agriculture and higher education appears to have partially offset the declining demand for exports. With a broad recovery in commodity prices and related stocks, the so-called BRIC (Brazil, Russia, India and China) countries, among other emerging markets, have experienced the strongest equity returns in 2009 in anticipation of superior growth prospects.

In contrast, the more constrained economies of the U.S., Europe and Japan have been most impacted by their banks and financial structures, which face capital reallocation pressures as informal or private market activities are reigned in. This so called ‘Shadow Banking’ system has been contracting rapidly, requiring massive capital injections from Central Banks to offset this erosion of wealth. Since this was a huge provider of cheap capital, it was a major driver of our economic growth over the past 5-10 years. Until the debt capital markets can be fully reconstituted, new lending limits and high government borrowings may reduce recovery prospects over the next three to five years.

Having just returned from India and China, as we supplement our regular dialogue with local market participants around the world, it is clear that these economies have maintained solid growth rates by enhancing domestic demand with Government stimulus packages until the broader global recovery begins. High household savings and currency reserves may sustain this capacity for several years. This has been reflected in superior stock market performances for 2009 to date. Even though a visible recovery in the U.S., Europe or Japan has not yet begun, their stock indices are higher because pricing during October through March likely anticipated far greater economic distress than we have to date experienced. Meanwhile, the recent run-up in long-term U.S. Government Treasury bond yields has been attributed to fears that a potential economic recovery in combination with current stimulation of monetary policy will lead to excess inflation. This has steepened the yield curve beyond historic norms given the still low money market yields, however, the spread between 10-year Treasury bills and similar maturity Treasury inflation protected securities (T.I.P.S.) is below 2%, suggesting little long term concern among investors. As with the recent rebound of equities from overly pessimistic levels, we suspect that this adjustment in Treasury yields reflects diminished risk aversion from an extreme level to more traditional expectations. In both cases, developed market debt and equity markets may be overshooting as they adjust from previously oversold conditions. It is clear that the Federal Reserve and the world’s other central banks are not focused on these anticipatory price swings, and will likely maintain easy monetary conditions through stimulative policies until a durable recovery is evident.

BUSINESS PROSPECTS

Alpine’s view is that the U.S. economy may see a recovery in the second half of this year, which continues into 2010. However, its durability may be suspect. The pace of unemployment increases may slow this summer and could top out either later this year or early next. However, a near-term catalyst for new job formation and income growth is difficult to see. The household savings rate has improved from nil to over 5%, but is still well below the near 15% peak experienced in 1975. During the 1970’s, household debt represented roughly 60% of income, whereas it represented almost 120% of income by 2007. This suggests that the current deleveraging of household balance sheets will likely continue even if it does not go to the peak levels of the 1970’s. In this context, cautious consumption may continue to permeate the American psyche in ways that we cannot as yet measure, so stabilization is hard to forecast. Given this level of uncertainty over domestic demand drivers, it is not clear whether less volatile capital markets will have a dramatic impact on new fixed investment in upgrading the productive capacity of business, or even into research and development expenditures. Meanwhile, the de facto forced deleveraging of our economy through rising home foreclosures, and individual loan and credit card defaults may continue to limit our economic growth over the next 12 or so months. In aggregate, the combination of personal wealth erosion, diminished buying power and reduced business investment may be greater than the Obama stimulus package can offset. Thus, cheap and plentiful dollars may be needed to buttress the financial system for potentially the next few years until job creation resumes. Meanwhile, the ‘output gap’, or excess productive capacity of our economy should help to mitigate any inflationary inputs from ‘printing money’ or perhaps a weak dollar.

While low interest rates can be supportive of earnings multiples, investors will likely focus on stocks where earnings have the potential to grow faster than the broader economy. This is not to say that so-called “growth stocks” will be in favor because many are now ex-growth. Rather, we are keen to focus on companies which have the potential to grow revenues or margins as a result of either innovative products, enhanced profitability or other factors which might transform their business prospects. Naturally, we will continue to focus on companies which should benefit from sectors or countries where companies have ‘the wind at their backs’, providing favorable conditions for growth. Major sectors which will likely receive stimulus for growth include infrastructure, alternative energy, agriculture, environmental sciences and select technologies related to defense spending, medical services and the pharmaceutical space. Investment themes may also influence long-term opportunities and include population growth among different age cohorts, expanding urbanization, health and retirement savings prospects, as well as the broad restructuring of the financial markets. Countries whose long-term outlook Alpine favors include Brazil, China, India and several smaller emerging markets. An overarching theme will be a world in transition. Understanding the geopolitical, socioeconomic and demographic forces influencing these changes, be they global or local, may prove critical over the next few years.

NEW OPPORTUNITIES

We believe the old adage that change creates opportunity for those who prepare. Our analysts and portfolio managers have been actively examining industries and companies’ abilities to manage potential transitions. We have weighed the prospects of distinct sectors or companies with special attributes rather than choosing a basket or index of stocks derived simply from statistical dissection of the investment universe by market cap or investment style. Accordingly, Alpine has sought to provide investment vehicles which actively focus on meaningful opportunities created by a world in transition.

In this context, we are pleased to present in this report three new funds in Alpine’s line-up which began operation last November.

The Alpine Accelerating Dividend Fund builds on an area in which Alpine has long experience, namely equity dividends. This Fund is designed to invest in companies with histories of and continued potential for increased dividend payouts. Currently, many companies are cutting dividends. Nevertheless, a number of companies have continued to reward shareholders with dividend growth, which in many cases have been sustained by low relative pay-out ratios, high cash generating businesses, and modest medium term capital requirements. We believe such stocks, in which this Fund is designed to invest, could outperform over the long term and offer attractive total return prospects.

We launched the Alpine Emerging Markets Real Estate Fund last year in the face of an extreme sell-off of emerging markets as fear gripped global investors who questioned the potential of decoupled economic activity. To the contrary, we believe the broadening domestic consumption of key emerging market countries may augment the superior economic growth rates fueled by rising populations, expanding urbanization and continued global competitiveness. Over time, this capacity should benefit from the growth of nascent consumer finance structures. As we have witnessed in many developed countries over the past 50 years, a growing middle class has been a primary driver of real estate activity. Rising demand for both quantity and quality should fuel the value creation process.

The Alpine Global Infrastructure Fund was created in response to our recognition that established economies must rebuild existing infrastructure and emerging markets must add new infrastructure. The scale of many projects will require increased use of joint public/private ownership enterprises which will either augment or, more likely, replace government infrastructure development. We have based our portfolio design and investment universe on the projected spending for different subsectors of infrastructure on a global basis. Segments include transportation, power generation and distribution, water and waste treatment, pipelines, communication networks, and related services. We expect that this sector may grow in overall importance to equity markets as the public capital market’s role expands. Because the development and operation of many infrastructure projects share long-term income producing characteristics of both real estate and utility companies, Alpine expects pension and retirement funds could focus on this sector.

An existing Alpine strategy which has received significant interest from investors over this past year is the Alpine Ultra Short Tax Optimized Income Fund. This Fund has sought to provide limited volatility with higher tax adjusted yields than typical cash management investment options provide. This short duration, highly liquid Fund offers Alpine’s investors another meaningful way to structure their investment portfolios with desired levels of income, volatility and potential opportunity.

While we are early in the transition to a new business cycle, many opportunistic investments have already generated positive returns in this period. With a three to five year investment horizon, we are confident that investors should likely benefit significantly from equity investments. Nonetheless, Alpine anticipates continued challenges over the next twelve months as the pattern of recovery unfolds. We look forward to reporting on the progress of the Alpine Funds over the course of the year and continue to appreciate your interest in our endeavors. As investors in all of our Funds, we are working on all of our behalf. Thus, our focus remains on finding opportunities offering fundamental value today and strong growth potential for tomorrow.

Sincerely,

Samuel A. Lieber
President, Alpine Mutual Funds

Mutual fund investing involves risk. Principal loss is possible.

The letter and those that follow represent the opinion of Alpine Funds management and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Past performance is not a guarantee of future results.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The fund’s (Alpine Accelerating Dividend Fund and Ultra Short Tax Optimized Income Fund) investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

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EQUITY MANAGER REPORTS

Alpine International Real Estate
Equity Fund

Alpine Realty Income & Growth Fund

Alpine U.S. Real Estate Equity Fund

Alpine Emerging Markets Real Estate Fund

Alpine Global Infrastructure Fund

Alpine International Real Estate Equity Fund

Value of a $10,000 Investment

Alpine International Real Estate Equity Fund

S&P/Citigroup BMI World (ex-U.S.) Property Index

GPR General Property Securities Global Index

MSCI EAFE (USD) Index

  $50,000

  $40,000

  $30,000

  $20,000

  $10,000

  $0

Apr 30
   99

Apr 30
   00

Apr 30
   01

Apr 30
   02

Apr 30
   03

Apr 30
   04

Apr 30
   05

Apr 30
   06

Apr 30
   07

Apr 30
   08

Apr 30
   09

  $16,938

  $15,290

  $11,948

  $9,966

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P/Citigroup BMI World (ex. U.S.) Property Index is a market weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have float larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The GPR General Property Securities Global Index is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. The MSCI EAFE (USD) Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The Lipper International Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P/Citigroup BMI World (ex. U.S.) Property Index, the GPR General Property Securities Global Index, the MSCI EAFE (USD) Index and the Lipper International Real Estate Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/09

	6 Months(1)	1 Year	3 Year	5 Year	10 Year	Since Inception (2/1/1989)

Alpine International Real Estate Equity Fund	10.52%	-62.38%	-25.11%	-5.12%	1.80%	3.35%

S&P/Citigroup BMI World (ex U.S.) Property Index(2)	-4.78%	-51.07%	-16.80%	0.51%	4.34%	N/A

GPR General Property Securities Global Index(3)	-6.77%	-45.11%	-12.97%	1.75%	5.41%	3.82%

MSCI EAFE (USD) Index	-4.28%	-44.57%	-14.69%	-1.87%	-2.16%	0.97%

Lipper International Real Estate Funds Average	-8.37%	-50.71%	-17.28%	-1.59%	5.02%	3.35%

Lipper International Real Estate Fund Rank	—	56/56	16/16	3/3	3/3	1/1

(1)	Not annualized. FINRA does not recognize rankings for less than one year.

(2)	Index commenced on 7/31/1989.

(3)	Does not include reinvestments of dividends.

Alpine International Real Estate Equity Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Other

0.50%

Industrial

5.60%

Retail

9.90%

Lodging

10.20%

Office

17.50%

Diversified

27.30%

Residential

29.00%

1.	Segro PLC	4.04%
2.	Regus PLC	3.99%
3.	PDG Realty SA	3.01%
4.	Verde Realty	2.84%
5.	Cyrela Commercial Properties SA	2.73%
6.	Stockland	2.49%
7.	South Asian Real Estate, Ltd.	2.18%
8.	BR Malls Participacoes SA	2.08%
9.	Kaufman & Broad SA	1.92%
10.	Multiplan Empreendimentos	1.84%

* Portfolio holdings and sector distributions are as of 4/30/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions and Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

We are pleased to present the semi-annual report for the Alpine International Real Estate Equity Fund. For the six month period ended April 30, 2009 the NAV of $13.55 represented a total return of 10.52%. This compares favorably with the Fund’s benchmarks, the S&P/Citigroup BMI World (ex U.S.) Property Index which declined -4.78% and the General Properties Securities Global Index (GPR) which declined -6.77%. The Fund significantly outperformed its Lipper International Real Estate Funds’ average return, exceeding the average of -8.37% by 1889 basis points, as can be seen in the accompanying table of comparative returns. This performance marked a significant recovery from market lows of March 6th and before that November 21st, and is the result of several factors. First, this recovery is an adjustment from a market psychology which feared a deeper downturn than now appears likely. Secondly, pockets of growth around the world have become more prominent as investment options. Finally, the pattern of risk avoidance over much of the period under review has receded somewhat, along with extreme market volatility. Together, these factors are enabling investors to once again focus on the long-term potential of equities.

Since real estate and emerging market equities were especially hard hit during the second half of last year, it is fitting that they might provide remarkable recovery potential as the market recovers from oversold conditions. During our recent conference call on global real estate investing which investors can access from the Alpine Fund’s website, we highlighted data from Morningstar which illustrated that market leading returns were achieved by global real estate funds, Latin American funds and domestic real estate funds for the month of April. Alpine believes that this pattern, which we documented for the month of April, and investors can see has continued subsequent to the end of the fiscal period, is underpinned by economic and real estate fundamentals which may resonate for years to come.

ECONOMIC AND DEMOGRAPHIC DRIVERS OF REAL ESTATE DEMAND

Real estate supply conditions are readily measurable and routinely reported by real estate market participants, and are visually verifiable from property visits and market inspections. However, excess supply is not the cause of value impairment during this cycle rather; declining demand has been the culprit. In prior shareholder reports, we have discussed how excess capital, particularly mortgage capital, had created valuation excesses in the market place. The current economic phase of deleveraging which led to the bankruptcy of Lehman Brothers, and subsequently was dramatically accelerated by that event, has been much discussed and will remain an unpleasant feature of the global economy and, more specifically, the U.S. and European economies for the next few years. Unfortunately, this financial crisis became so acute in the fourth quarter that the liquidity required to fund the daily business activity of many companies was imperiled so they responded with extreme measures including cutbacks to both employees and capital expansion plans. Layoffs increased and sales decreased as productive capacity was dramatically reduced. Effectively, these actions have been reinforced by the

Alpine International Real Estate Equity Fund

ongoing trend to deleverage balance sheets for both corporations and individuals in a rapid and untimely process. This forced deleveraging has created significant devaluation of equity in assets and exacerbated deflationary tendencies which typically accompany an expanding output gap created by business closings and rising unemployment. Simply put, we have seen demand destroyed on a broad scale with global impact.

The impact on real estate has been that requirements of tenants to lease space for offices, factories, logistic facilities, stores and, of course, homes have been greatly diminished. Over time, as economic activity stabilizes, the deleveraging process stops and capital refocuses on the most productive segments of the economy, we can look forward to prospective renewal of real estate demand. However, real estate demand lags economic activity by varying degrees for different property types across regions and countries at different paces. While Alpine continues to focus on what we view to be undervalued companies, many of which are adapting to the current environment we are particularly keen on investment opportunities where climate for potential demand is most robust.

PORTFOLIO ACTIVITY

During the six month period under review, we focused the portfolio on markets with what we believed to possess the greatest economic growth prospects. The Fund’s exposure to Brazil was raised from 14.5% to 21.7%. Holdings in Hong Kong/China were raised from 8.1% to 11.3%, while at the same time the Fund’s weightings in markets with diminished medium term investment prospects were reduced. The Fund’s holdings in France were lowered from 13.0% to 7.3%, while Singapore was reduced from 8.5% to 4.3% and Japan from 7.4% to 3.6%. Also of note, the Fund’s investments in India were increased from 5.1% to 6.3%, an investment decision made before a visit subsequent to the financial period and just before the positive national election results. These events have made us bigger believers in the promise of real estate in India.

Significant changes among individual stocks are readily apparent by comparing the top ten holdings of October 31, 2008 with those as of April 30, 2009. Only two of the prior top ten remain in that position, Regus Corp., the global office space provider, and Verde Corp., the Mexican/American developer of industrial and residential projects. Four Brazilian companies are now amongst the portfolio’s ten largest holdings with PDG, a major developer of low income housing occupying the third largest position, and three commercial property owners/developers, Cyrela Commercial Properties, BR Malls and Multiplan. It is noteworthy that two other large holdings, in more mature markets, have been actively engaging in balance sheet restructuring through the issuance of shares in secondary offerings while also undertaking new investments in other listed companies which might lead to potential mergers. The Fund took advantage of depressed valuations around the time of Segro’s capital raising to acquire shares in the U.K.’s largest industrial property owner. After a capital raising last fall, Stockland acquired shares in two other Australian property trusts and subsequently, we acquired shares both before and subsequent to April 30th, the latter during a second capital raising which took place. Both companies appear prepared to grow through acquisitions during this down cycle.

While many of the Fund’s top performing holdings during the six months are domiciled in China, India and Brazil, one of the Fund’s best performances was provided by the French residential and commercial developer, Nexity, up greater than 264%. Treveria, a significantly devalued owner of German shopping centers and small town high street shop fronts gained over 78% for the Fund. Norwegian home builder, BWG Homes, rose over 73% as declining interest rates brought buyers back into the market place and new home orders accelerated. Regus, which we mentioned is a top holding, gained more than 67%. A slightly different residential company, Conwert, which owns apartments in high quality pre-war buildings across Austria and selectively in Germany, was up close to 50% for the six month period in review. Another out of favor company, Pierre and Vacances, the French resort operator and developer, produced stronger than expected results and gained over 44% during the fiscal period. While management was expanding the Fund’s positions in many of the emerging markets, we also selectively bought shares in a number of the aforementioned companies as we believed the depressed share price offered what we perceived to be excellent value on a risk adjusted basis.

INTERNATIONAL PROPERTY PROSPECTS

Gauging the prospective pattern of economic and stock market returns over an extended period of time is a guessing game dependent on numerous variables. That said, we believe that the prospects for international real estate equities may be strong in comparison to those of the broader equity universe, as well as U.S. real estate focused companies. We assert that real estate remains a local business and as such is dependent on local market characteristics of supply and demand for its performance. Our fundamental assumption is that the U.S. and European economies may take more time to recover than selective emerging market economies. So is our belief that the pace of recovery in the U.S. and Europe in particular will be hampered by a constrained lending environment and that it may take years to reestablish significant providers of competitive capital outside the banks, such as Wall Street created over the past decade. Alpine’s view is that equity capital may flow to economies with investment opportunities which appear to offer the greatest returns, suggesting that plentiful investment capital will be available for real estate in the larger

Alpine International Real Estate Equity Fund

emerging markets. A key criteria will be the ability of these countries to expand their existing middle classes, which both fuel consumption and provide a greater source of domestic economic strength. Thus, Alpine’s intention is to continue broadening the scope of the Fund’s emerging market exposure while balancing the portfolio by identifying potentially mispriced recovery opportunities in more depressed major countries. We believe some of these opportunities will take the form of investing in companies which are positioned to consolidate property portfolios at a time when there is a dearth of equity available for real estate outside of the public markets. We believe this may lead to merger and acquisition (M&A) activity in which public companies acquire both public and private portfolios or properties, as well as occasional periods of IPO activity from companies which need both equity and liquidity for their institutional owners. We will also focus on companies which have not been able to position themselves as consolidators and thus may be trading at extremely depressed valuations, making them attractive M&A candidates in the evolution of the haves versus the have-nots.

Most investors have limited visibility of the business cycle beyond a year or two. Companies which create business plans for extended three to five year periods typically reappraise and remodel them every year. Naturally, the analysts and managers at Alpine are not an exception. We do not know whether the current period of historic monetary stimulus and government borrowings could create an inflationary spike or another bubble. We do not know exactly when growth might resume, or specifically where it may recover fastest. Nor do we know what the next great invention will be akin to the power of the semiconductor, the telephone, or the cotton gin in terms of its impact on daily life and worker productivity. What we do know is that barring catastrophe or pandemics, global population is projected by the United Nations to grow fastest in countries such as Brazil and India, and these countries are focused on providing the infrastructure and educational institutions to advance their societies. On the other hand, Japan, Russia and much of Europe face stagnant to declining population prospects. While buildings can often be made taller, the real estate beneath them cannot be expanded. Thus, Alpine’s view is that the pressure of population and economic growth should continue to push real estate rents and prices higher in many parts of the world.

I have managed this Fund for over 20 years and one trend has remained constant through markets bull or bear, through times driven by fear or greed, or economies on the mend or down on their knees. There has been a steady evolution in the public real estate equity markets in terms of both scale and quality of assets as well as the skill and stature of management teams, vis-à-vis private real estate markets. This transition is the result of enhanced transparency and corporate governance which has grown hand in hand with companies’ abilities to access capital markets in good times and bad. Notably, the last cycle was driven to excess by pools of private equity which utilized both private and public debt capital to create the aura of exclusive opportunity. In fact, the exclusivity generally did not result in opportunity but rather illiquidity. Over the next few years, many institutional investors who sought such opportunity will likely be burdened with the task of selling or writing off positions in complicated real estate transactions, under conditions not governed by market statutes nor fair in alignment of interests among co-investors, contributors or, of course, competitors. On the other hand, Alpine has had the opportunity to restructure or reposition most of its portfolio in a manner in which the Advisor believes best positions its portfolio for the future while providing the Fund’s investors the capacity to add, subtract or even exit their investment in international property companies at the time of their choosing. For these reasons, we believe the allure of supposedly strong private equity returns in comparison with the public markets may no longer curry favor with investors, many of whom may remain trapped in over-leveraged, under capitalized, improperly located or even poorly managed properties for years to come. Just as the modern REIT era was born out of the S&L Crisis and the private syndication boon of the late 1980’s, we believe a public real estate renaissance might be realized as a result of the current recession. We look forward to reporting on our progress as the new cycle unfolds.

Thank you for your interest and support.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified funds. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund regularly makes short sales of securities, which involve the risk that losses may exceed the original amount invested.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

A Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Alpine Realty Income & Growth Fund

Value of a $10,000 Investment

Alpine Realty Income & Growth Fund

Morgan Stanley REIT Index

S&P 500 Index

  $50,000

  $40,000

  $30,000

  $20,000

  $10,000

$0

   $17,990

   $16,542

   $8,398

 Dec 29
98

 Apr 30
99

 Apr 30
00

 Apr 30
01

 Apr 30
02

 Apr 30
03

 Apr 30
04

 Apr 30
05

 Apr 30
06

 Apr 30
07

 Apr 30
08

 Apr 30
09

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The Morgan Stanley REIT Index (the “RMS Index”) is a total return index comprising of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Morgan Stanley REIT Index, the S&P 500 Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/09
	6 Months(1)	1 Year	3 Year	5 Year	10 Year	Since Inception (12/29/1998)

Alpine Realty Income & Growth Fund	-15.35%	-57.33%	-24.51%	-6.93%	4.10%	4.99%

Morgan Stanley REIT Index	-20.95%	-49.34%	-17.60%	-0.85%	5.42%	5.85%

S&P 500 Index	-8.53%	-35.31%	-10.76%	-2.70%	-2.48%	-1.68%

Lipper Real Estate Funds Average	-19.40%	-49.44%	-18.50%	-1.93%	5.12%	5.66%

Lipper Real Estate Fund Rank	—	224/233	184/197	151/169	61/74	48/67

(1) Not annualized. FINRA does not recognize rankings for less than one year.

Alpine Realty Income & Growth Fund

    Portfolio Distributions* (Unaudited)

Lodging                       0.7%

Mortgage/Finance       1.3%

Storage                        5.5%

Net Lease                    5.6%

Diversified                  12.0%

Health Care                12.5%

Apartments                 12.9%

Retail                          13.4%

Office/Industrial          36.1%

Top 10 Holdings* (Unaudited)

1.	Vornado Realty Trust	5.39%
2.	Simon Property Group, Inc.	5.33%
3.	Boston Properties, Inc.	5.08%
4.	Ventas, Inc.	4.71%
5.	Omega Healthcare Investors, Inc.	3.91%
6.	ProLogis	3.78%
7.	Home Properties, Inc.	3.58%
8.	Entertainment Properties Trust	3.53%
9.	Alexandria Real Estate Equities, Inc.	3.49%
10.	Mack-Cali Realty Corp.	3.48%

* Portfolio holdings and sector distributions are as of 4/30/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions and Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

During the six-month period that ended April 30, 2009, the Alpine Realty Income and Growth Fund experienced a total return of
-15.35% which compares to the -20.95% return of the Morgan Stanley REIT Index (the “RMS Index”), the -19.40% Lipper Real Estate Funds Average, and the -8.53% return of the Standard & Poor’s 500 Index (the “S&P”). At April 30, 2009, net asset value per share was $7.96. During the semi-annual fiscal period, the Fund paid two quarterly income distributions totaling $.43 per share. Since its inception on December 29, 1998, the Fund has produced a cumulative total return of +65.42% (+4.99% on an annualized basis) and has made cumulative distributions to shareholders of $12.21 per share. The preceding table presents the Fund’s returns for the latest six-month, one-year, three-year, five-year, ten-year and since inception periods relative to the S&P and the RMS Index.

The unprecedented disruption of the capital markets following the bankruptcy of Lehman Brothers in September 2008 created fears of a collapse in the banking system and a prolonged and severe global recession. Risk aversion by both institutional and individual investors was well evidenced early in the fiscal period as investors shed equities and sought shelter in U.S. Treasury securities, driving the
3-month U.S. bill yields to nearly 0% and sending equity pricing dramatically lower. Though extreme measures by central banks around the world to stabilize the financial system helped the equity markets to rebound temporarily through the end of 2008, investors remained unconvinced that several of the largest financial institutions, including Citigroup and Bank of America, were not on the brink of collapse and nationalization, and that the global economy would not remain deeply depressed for years. However, in mid-March, signs of increasing stability in the financial system and a deceleration in the negative trends in many economic metrics prompted a turnaround for equities.

Indeed, the pattern of returns during the latest semi-annual period of the U.S. REIT equity market provided a strong barometer of investors fears and hopes for the nation’s financial system and economy, closely correlating with returns of financial stocks, as exemplified by the KBW Bank Index (the “BKX Index”) which consists of 24 national money center banks and leading regional institutions. During the first three weeks of November 2008, both the RMS and the BKX Index collapsed, falling -42.69% and -37.15% through November 20th, respectively, before each rebounded, +55.94% and +21.51%, through the end of 2008. The end of 2008 rebound was premised on the belief that the market had oversold, that government intervention had succeeded in stabilizing the commercial paper market, and that the U.S. Treasury’s plan to be revealed by the new Secretary, Timothy Geithner, after President Obama’s inauguration would establish further stability and confidence in the capital markets’ recovery. However, weak economic data and earnings reports in January plus initial disappointment in the lack of details and specific new direction of Geithner’s and Treasury’s strategy created greater uncertainty in the health and ultimate outcome for several large financial institutions. As a result, the equity markets again fell precipitously

Alpine Realty Income & Growth Fund

before bottoming out on March 6, 2009, with the RMS Index dropping -42.86% and the BKX Index falling -57.62% on a 2009 year-to-date basis. Finally, sentiments in the financial sector swung dramatically to the positive in mid-March as the heads of Citigroup, J.P.Morgan and Bank of America (Victor Pandit, Jamie Dimon and Ken Lewis) all told the markets on successive days starting on March 10th that each institution was profitable during the first two months of the year. Lewis further declared that Bank of America needed no further capital from the government. These statements sparked a rally in the equity markets, led by the financials with the BKX Index increasing an extraordinary +76.66% from March 6th through April 30th and real estate stocks represented by the RMS Index increasing +54.78%.

The good news is that the equity market’s rally that began on March 6th has continued through the June 5th date of this report, with the S&P increasing an additional +8.05%. Government mandated stress tests for financial institutions provided some relief regarding anticipated balance sheet conditions, while significant capital raising by these entities in April, May and thus far in June, has increased confidence. Goldman Sachs raised $5 billion through the sale of common stocks in mid-April, followed in May by J.P.Morgan ($5 billion), Wells Fargo ($7.5 billion), Bank of America ($13.8 billion), U.S. Bancorp ($2.5 billion), State Street ($2 billion) and Morgan Stanley ($4 billion with an additional $2.2 billion in June). Meanwhile, uncertainty with respect to the fates of two of the Big Three U.S. automobile companies, Chrysler and GM, which remained a sizable overhang on the markets, has been mitigated recently by the bankruptcy filings of Chrysler and GM. These events, in combination with some signs of a deceleration in the negative trends for the economy have all led to less overall fear and more optimism.

Real estate companies have similarly exhibited an ability to raise new capital and work with their lenders to modify and extend debt financings over the past few months. In our last report to shareholders, we stated strongly our belief that the pervasive market fear that companies’ debt maturity schedules would lead to foreclosures and forced liquidations of company assets was overblown and inappropriately imbedded in the stock valuations of many real estate entities. Since that point, the higher quality publicly traded REITs have been able to do what we believed, namely have their secured lenders be compelled under current market conditions to modify and extend debt obligations and keep the assets in the hands of these operators. Moreover, many REITs have exhibited the ability to raise new mortgage debt, albeit at more conservative leverage and higher debt spreads, and several REITs including Simon Property

Group, Ventas, Alexandria Real Estate Equities, and Digital Realty have accessed the unsecured and convertible bond markets. While the debt markets still remain constrained and real estate companies need further overall debt reduction, conditions are a good deal better than many anticipated.

What we could not foresee was the profound capability of REITs to raise significant amounts of equity capital to help deleverage their balance sheets through the sale of common stock. Since mid-March, approximately one-third of the companies that comprise the Morgan Stanley REIT Index have conducted secondary offerings of their common stock, raising nearly $12 billion of capital to be used primarily for paying down their lines of credit, eliminating other short term obligations, and for tendering for bond obligations having maturities over the next few years. This reequitization, commenced by Alexandria, Simon, and AMB Property Corp. in mid-March and followed by thirty-two companies since that point, helped spark a strong rally in REIT stock prices. Short investors betting on REITs’ inability to raise capital and long investors previously valuing companies inappropriately using spot liquidation analyses were forced to reevaluate their assumptions. Indeed, short interest in the REIT sector decreased dramatically from a peak of 11.6% on March 15, 2009 to 8.6% on May 29th, according to Citigroup, as the prices for REIT equities climbed along with financial stocks. Indeed, since the rally began on March 6, 2009, the RMS Index increased +65.27% through the June 5, 2009 date of this report while your Fund produced a +78.56% total return for that same period.

While the REIT reequitization process through the sale of common stock has been almost universally applauded, we have mixed reactions, believing that in many instances the scale and extent of the equity offerings have been excessive. Prodded on by bankers’ warnings to take advantage of capital raising opportunities while the “equity window” remained open and by anticipated pressures from unsecured lenders who wished to reduce their real estate exposures, many companies and their board members chose to enter highly dilutive equity raises. According to Keefe, Bruyette & Woods’ research, the average deal size in terms of new shares was 29.7% of previous total shares outstanding. In fact, most equity deals were geared and sized to demonstrate to investors that capital needs were taken care of through 2012, which still feels a long way away to us. Though the equity raises clearly provided much needed balance sheet improvement, successfully eradicated short term market fears of insolvency, drove short interest out of the stocks, and often led to exciting rebounds in stock prices, we believe for many companies greater

Alpine Realty Income & Growth Fund

confidence and patience by both management and bankers to solve balance sheet issues and disappointment in stock pricing would have been more appropriate. Aggressively selling or joint venturing real estate assets, even at depressed prices over a longer and extended timeframe, merging with stronger companies, and smaller equity raises, could, in our opinion, have been more favorable options for shareholders. Indeed, while we may in the future have to potentially eat our words, the scale of the recent equity rally by many companies felt somewhat like a panicked action by companies, lenders and influential investors who were exhausted by two years of market volatility and declines in REIT prices.

Another significant step in the REIT reequitization process has been the reduction or elimination of cash dividends paid, allowing REITs to retain operating income for both debt reduction and capital needs. Alpine estimates that over the past year approximately 55% of REITs in the RMS Index have either cut or totally omitted their quarterly distributions and/or have chosen to pay out up to 90% of their dividends in stock, with the average cut being approximately 60%. Many of the dividend cuts have occurred simultaneously with companies’ expansion of their share bases. While we believe these reductions are an appropriate temporary means of conserving capital given current market conditions, the extent of dividend decreases within our stock universe forced a reduction of the Fund’s quarterly dividend in March of this year to $0.18 per share from our previous $0.25 per share level and should continue to put downward pressure on mutual fund payouts.

While the REIT sector is making headway addressing investors’ number one preoccupation, namely capital availability, the group faces equally strong headwinds from the economy. All property sectors are likely to see pressures on their revenues resulting ultimately from declines in both consumer and corporate spending. Property types with the greatest economic sensitivity due to their short lease durations, such as hotels and apartments, have already felt and should continue to experience the impacts most immediately. Lodging RevPAR (Revenues Per Available Room) trends are dramatically lower, with U.S. averages over the past 28 days showing declines greater than -20% from the year ago period, as recently reported by Smith Travel Research. REIT apartment companies have benefited on one hand from surprisingly low “move-outs to buy homes” by their residents but, at the same time, are currently experiencing lower pricing power as unemployment trends (9.4% latest reading) continue to ebb higher. As these landlords struggle to maintain occupancies, they have reported essentially flat rent growth on renewing existing tenants but from -5% to -20% declines in market rents for new leases.

Property types with longer lease durations such as office, retail, and industrial warehouse real estate, have experienced less immediate impact to their top lines so far but all are nevertheless facing lower demand trends. For shopping center and regional mall owners, the dramatic declines in retail sales of their tenant base have resulted in lower occupancies and pressures on rent negotiations. Bankruptcy filings by retailers, though rising, have remained lower than anticipated, in part from the lack of debtor-in-possession financing availability, but nevertheless are impacting occupancies. Highly productive retail properties are faring somewhat better on rental rate discussions but even they must address their tenants’ rising costs of occupancy relative to sales. Office landlords face similar pressures as they work to minimize vacancies. Corporate downsizings and outright business failures coupled with a general lack of business confidence to commit to long-term lease contracts have slowed transactions and demand for space, with national office vacancy rates rising to 15.5% at the end of the first quarter 2009 from 13.3% one year earlier, according to C.B. Richard Ellis. Pricing power is essentially non-existent. Finally, the experience of industrial warehouse owners is not dissimilar as slowdowns in global trade and inventory levels have pressured tenancies with national availability rates rising to 11.5% as of March 31, 2009 from 9.0% one year earlier, according to C.B. Richard Ellis.

We expect real estate market conditions to remain challenging throughout the remainder of the year as the economy struggles to gain momentum with both corporations and consumers continuing on their deleveraging paths. Unemployment trends remain on the rise and may hit levels not witnessed since 1982. Oil prices, which provided benefits to consumer wallets earlier this year when prices remained in a $40-$50 per barrel range, have recently increased to nearly $70 per barrel. Moreover, long-term Treasury rates have been on a steady rise lately. The 10 year’s rate has increased to 3.83% as of the June 5th date of this report from 2.5% to 3% several months ago, reflecting concerns with a weakening dollar and government deficits. Finally, the balance sheets of financial institutions, though stronger than one year ago, remain constrained. Given these factors, we remain cautious on the outlook for property fundamentals and have continued to pursue a defensive portfolio construction. In the remainder of this report, we will present how the modifications to the portfolio which we discussed in our October 31, 2008 report have fared and where we are currently allocating capital.

Without any doubt, the best performing investments for the Fund during the latest six-month fiscal period were

Alpine Realty Income & Growth Fund

its holdings in REIT preferred stocks. Twenty of the Funds current twenty-one individual holdings achieved positive returns and sixteen achieved double-digit positive returns. We increased our allocation to preferred stocks from approximately 10.2% of assets as of April 30, 2008 to 21.2% of assets one year later for both defensive purposes and for yield stability. Six-month returns for the twenty-one preferred stocks are shown below, with a median return indicated at +16.56%.

iStar Financial Series G	+133.55%	BRE Properties Series C	+15.80%

iStar Financial Series F	+125.17%	PS Business Parks Series H	+15.54%

iStar Financial Series I	+116.07%	Vornado Realty Series G	+12.98%

Digital Realty Series A	+37.17%	Public Storage Series W	+12.88%

AMB Property Comp. Series O	+32.94%	Vornado Realty Series I	+11.78%

Sunstone Hotels Series A	+30.57%	AIMCO Series T	+9.07%

CBL & Associates Series D	+20.75%	SL Green Realty Series D	+7.03%

Kilroy Realty Series F	+18.80%	Omega Healthcare Series D	+5.17%

Public Storage Series D	+17.87%	Entertainment Properties Series D	+4.77%

Regency Centers Series D	+17.14%	Prime Group Realty Series B	-58.44%

PS Business Parks Series L	+16.56%

As of April 30, 2009, the Fund’s preferred investments had a weighted-average dividend yield of 13.6% (with a median yield of 10.9%) and traded at a weighted-average discount to an underlying $25.00 liquidation value of 40.9% (i.e. a weighted average price per share of $14.78) and a median discount of 33.0% (or median price per share of $16.74). During the fiscal period, we reduced our investment in both mortgage and finance preferreds and lodging preferreds, selling our shares in Anthracite Capital, North Star Realty Finance, iStar Financial’s Series D and E, and Felcor Lodging Trust.

Since the April 30th end of the fiscal period through the June 5th date of this report, REIT preferred stocks have continued to exhibit positive performance as risk spreads for fixed-income investments have contracted further. Over this timeframe, the Wachovia REIT Preferred Stock Index (the “WHPSR Index”) has increased +12.46% as compared to the RMS Index’s +6.78% return and the S&P’s +8.05% return. We anticipate maintaining a significant allocation to preferred stocks in the near term but stand ready to shift more investment to common equity when future improvement in real estate fundamentals is more apparent.

In our last report, we noted our increase in the Fund’s investment in health care REITs’ common shares, believing that these companies’ cash flows should be among the most durable in the REIT sector and provide a more stable dividend yield than other property sectors more leveraged to the economy. As of the June 5th date of this report, 14.2% of Fund assets were allocated in this fashion up from 9.5% at October 31st, 2008 and 4.1% as of April 30, 2008. The three health care REIT common equity investments held throughout the period produced returns on average higher than the -20.95% return of the RMS Index, with Omega Healthcare Investors increasing +8.33%, Ventas declining -17.41%, and HealthCare REIT down -20.62%. Concerns about future performance of private-pay senior housing assets in a weak economy weighed on Ventas and HealthCare REIT shares while the stock of Omega and its pure nursing home property exposure held up better. To date, health care REITs have been one of the few property subsectors to avoid dividend reductions. Subsequent to the end of the fiscal period, we added a new investment in HCP, Inc., the largest capitalization healthcare REIT, buying shares in their secondary offering on May 5th at $21.25 per share. HCP owns a diversified portfolio of senior housing, medical office, life science, hospital, and skilled nursing home assets and trades at $23.47 with a 7.84% dividend yield as of the June 5th date of this report.

Fund holdings continue to be biased towards property types and companies which in our estimation, have the strongest asset quality and management teams, soundest balance sheets and largest average lease durations. While this portfolio construction is in large part motivated by defensive considerations, we also remain focused on companies which can potentially take advantage of attractive acquisition opportunities. Indeed, we believe our top four holdings, Ventas Realty Trust, Simon

Alpine Realty Income & Growth Fund

Property Group, Boston Properties and Ventas, accounting for approximately 20.5% of investments at April 30, 2009, are well positioned in this environment having all raised equity over the past months to supplement above average balance sheet strength.

Our investment allocations to office and industrial companies remains one of the Fund’s largest concentrations and produced a wide spread of mostly negative returns during the fiscal period. Concerns with rising office vacancy rates, the health of financial institution tenancies, slowdowns in global trade, and individual company debt maturity schedules weighed on office and industrial companies’ stock prices. While positive returns were produced by DuPont Fabros (+36.3%), Mack-Cali (+24.5%), and Corporate Office Properties (+1.2%), most of our office/industrial holdings experienced price declines including Kilroy Realty (-29.4%), Douglas Emmett (-34.8%), Alexandria (-45.6%), Vornado Realty (-27.9%), Boston Properties (-27.9%), SL Green (-56.1%), AMB Property
(-19.2%) and ProLogis (-28.8%). Significant equity raising occurred within this same group during the March through early June 2009 timeframe including Alexandria ($308 million), SL Green ($406 million), Kilroy Realty ($201 million), Boston Properties ($863 million), Mack-Cali ($288 million), Vornado ($742 million), AMB Property ($576 million) and ProLogis ($1.154 billion). Investors responded well, in general, to all the equity raising in this subsector but particularly well to AMB’s and ProLogis’s reequitizations which saw their respective stocks appreciate +57.1% and +38.0%, respectively, from their secondary offering prices through April 30, 2009.

With respect to the retail property sector, we remain concerned about the level of consumer spending, during a period of increased savings and deleveraging, and the impact of such reduced spending on retailers. We believe the most active and difficult negotiations for retail landlords may occur with the “big box” retailers in community and power centers which have already experienced the impact of store closings from tenants such as Circuit City and Home Depot Expo. During the fiscal period, we sold our investments in two such landlords, Developers Diversified Realty and Kimco Realty, and in General Growth Properties which subsequently filed for bankruptcy protection. As of April 30, 2009, our common equity holdings in retail property companies stood at 11.7% of assets, down from 20.9% one year earlier. Returns for our remaining retail sector holdings varied from +3.09% for CBL & Associates to -19.63% for Simon Property,
-25.34% for Taubman Centers, and -33.57% for Macerich. Contrary to market concerns, the regional mall companies have shown resilient ability to access new debt capital and to work with existing lenders on extensions and modifications of their loan agreements. While we acknowledge that retail sales are likely to remain pressured in the near-term, we believe valuations for the regional mall companies anticipate this but reflect an inappropriate degree of insolvency concerns from balance sheet worries additionally. We expect to maintain our level of investment in this group.

The equity markets and real estate stocks in particular have experienced a strong rebound from the lows of early March this year. Further increases will likely depend upon continued signs of stability in the financial system and positive impacts on employment and business confidence from the Obama stimulas package. Given today’s level of uncertainty over domestic demand drivers for commercial real estate, we anticipate maintaining a conservative portfolio construction with a balance of defensive investments coupled with well-capitalized companies able to take advantage of potential opportunities which should arise in these volatile markets. We look forward to providing an update on Fund performance after the end of the fiscal year.

Sincerely,

Robert W. Gadsden
Portfolio Manager

Because the Fund concentrates its investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Wachovia REIT Preferred Stock Index is a market capitalization weighted index composed exclusively of preferred shares and depository shares designed to track the performance of preferred securities issued in the U.S. market by Real Estate Investment Trusts. One cannot invest directly in an index.

Alpine U.S. Real Estate Equity Fund

Alpine U.S. Real Estate Equity Fund

Wilshire Real Estate Securities Index

S&P 500 Index

$16,720

$12,112

$7,779

$50,000

$40,000

$30,000

$20,000

$10,000

$0

Apr 30
99

Apr 30
00

Apr 30
01

Apr 30
02

Apr 30
03

Apr 30
04

Apr 30
05

Apr 30
06

Apr 30
07

Apr 30
08

Apr 30
09

Value of a $10,000 Investment

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Wilshire Real Estate Securities Index, the S&P 500 Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/09

	6 Months(1)	1 Year	3 Year	5 Year	10 Year	Since Inception (9/1/1993)

Alpine U.S. Real Estate Equity Fund	-6.51%	-53.97%	-29.66%	-12.25%	1.93%	5.88%

Wilshire Real Estate Securities Index	-22.07%	-51.13%	-18.95%	-1.22%	5.27%	6.57%

S&P 500 Index	-8.53%	-35.31%	-10.76%	-2.70%	-2.48%	6.12%

Lipper Real Estate Funds Average	-19.40%	-49.44%	-18.50%	-1.93%	5.12%	6.41%

Lipper Real Estate Fund Rank	—	208/233	195/197	167/169	69/74	6/7

(1)	Not annualized. FINRA does not recognize rankings for less than one year.

Alpine U.S. Real Estate Equity Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Industrial             5.9%

Office                  7.4%

Diversified         10.0%

Homebuilder     10.6%

Apartments       12.3%

Retail                17.3%

Finance             17.7%

Lodging             18.8%

1.	Verde Realty	8.31%
2.	Alexander’s, Inc.	6.86%
3.	Host Hotels & Resorts, Inc.	4.99%
4.	DiamondRock Hospitality Co.	4.93%
5.	ProLogis	4.72%
6.	CBL & Associates Properties, Inc.	4.72%
7.	MFA Financial, Inc.	4.59%
8.	Cyrela Brazil Realty SA - GDR	4.54%
9.	Annaly Capital Management, Inc.	3.98%
10.	Centex Corp.	3.61%

*  Portfolio holdings and sector distributions are as of 4/30/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions and Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

The net asset value per share of the Alpine U.S. Real Estate Equity Fund for the six-month period under review was $12.85. This produced a total return of -6.51% for the six month period ending April 30, 2009, which compares favorably with the Wilshire Real Estate Securities Index, -22.07%, the Standard & Poor’s 500 Index,
-8.53%, and the Lipper Real Estate Fund’s Average Total Return of
-19.40%.

Just as the past six months has highlighted an economy in transition, this portfolio has also reflected the changing characteristics of the market and should continue to do so over the balance of the year. Nonetheless, the Fund’s fundamental focus remains on the potential to take advantage of cyclical opportunities which may offer either the likelihood of greater growth at a reasonable price or unusual value as a result of market mispricing. The broad scope of the Fund’s investment universe extends beyond REITs, operating companies and home builders to include the maximum exposure to international property companies currently afforded the Fund (20%). For the past two years, the manager has believed that the potential for attractive long term cyclical opportunities are more plentiful in foreign real estate equities than the domestic marketplace. This conviction has been reinforced by the events of the past six months.

CHANGING DYNAMICS OF REAL ESTATE TODAY

Today’s real estate problems reflect not only a slowing economy but the reversal of plentiful and inexpensive debt which fueled speculative behavior in investment activity, inflating both residential and commercial property prices. Residential activity and pricing peaked in the summer of 2005, but the availability of risk averse lending to feed Wall Street’s mortgage conduits continued into 2007. In a similar fashion, the availability of multi-tiered debt structures enabled pricing based on the hope that higher future prices for commercial properties would more than offset negative cash flows, pushing the envelope well into 2007. Now, we are seeing the reversal of these speculative impulses occur at the same time as a severe economic contraction limits potential user demand. Rising unemployment and declining corporate revenues are also contributing to the extreme correction in real estate prices.

While recent data on building permits for single family homes has fallen by over 80% to levels not seen in over 50 years, home sales in the greater existing home market have improved, although a growing proportion of those are sales of foreclosed homes. The prices of foreclosed homes in severely depressed markets such as the Central Valley of California and central and western Florida are often occurring at less than half of peak levels. That said, some markets such as those in the so called ‘oil patch’ of Texas and Oklahoma have remained steady and have even increased by 3%-4% over the past

Alpine U.S. Real Estate Equity Fund

year. Cities which never fully participated in the run up of home prices such as Buffalo or Rochester, NY, or Greenville, SC have also remained relatively stable. While home buyer psychology remains cautious, the high level of affordability of homes not only with regard to mortgage payments as a percentage of take home income, but also in comparison with apartment rents, suggests that price stability may not be far off. That said, until the excess inventory of single family homes (including foreclosures), is absorbed by rising confidence, employment and population, the entire spectrum of housing may be subdued.

Commercial properties in the U.S. were fueled both by aggressive debt issuance as well as rising institutional demand from pension funds and endowments for alternative (i.e. non-correlated) assets such as real estate. The combination of more conservative lending practices and prospectively weaker tenant demand will likely weigh on commercial real estate valuations over the next few years. The impact of deleveraging is clear in the example of a typical $25 million property purchased in 2006 or 2007. Historically, this might have supported a $20 million mortgage (80% debt/20% equity). If the property produced net operating income of $1.5 million at the time of purchase, it might have supported a 4% return on the equity component while generating a 6% capitalization (cap) rate, or initial yield on the total investment. Today, lenders might not provide more than 60% leverage (at a modestly higher cost), which would require an additional $5 million of equity. Alas, today’s liquidity constrained world would not support such a low return on equity, especially in the face of potentially lower rental income. That means that the property would now be valued for sale at perhaps a 7½% cap rate, or roughly $20 million. At this stage, the lender would reevaluate his loan to value ratio back to 60% which would equate to a $12 million loan implying an $8 million equity component, providing roughly an 8¼% return. Unfortunately for the property owner, the risk of tenants moving, downsizing, defaulting, or insisting on lower rents could further impact his net operating income and, hence, valuations. If this property were to see its net operating income prospectively decline from $1.5 million to $1 million, then the lender might only provide $8 or $9 million of financing to maintain his interest coverage and loan to value ratios, requiring the owner to produce another $3 to $4 million of equity or risk losing the building. Using this hypothetical example, one can see how some properties could experience a 40% to 50% decline in value from a forced deleveraging process over a period of several years.

Naturally, better performing properties controlled by well capitalized owners in stronger economic markets might not experience such an extreme scenario. Unfortunately, the most recent real estate recessions, which peaked in 1991 through 1992 and 2003 through 2004, saw vacancy rates top out at 18% nationwide. Since 2007, office markets across the U.S. have moved more than halfway there from below 13%. Hotel markets have also experienced considerable duress with revenue per available room (REVPAR) typically down 20% to 40% below 2007 peaks. Vacancy rates for both industrial and retail properties remain dependent on the condition of the economy and prospective consumption patterns. Alpine believes that stress at the property level may continue to be a significant factor for commercial property owners and investors over the next two to three years. That said, the silver lining may be the ability to acquire properties at relative valuations not seen since 1990 - 1992 with the likelihood that minimal new supply will come on the market for at least five years after the cyclical trough. This should provide ample opportunity for many companies to rebuild and grow operating cash flows.

ECONOMIC CONDITIONS REMAIN VARIABLE

The overall breadth of the U.S. economy is such that certain regions have been insulated from many of the worst aspects of the current downturn. Other regions have had a disproportionate exposure to either residential real estate or weakness in consumer sensitive sectors and the auto industry in particular. The latter of these has seen significant increases in unemployment, home price declines and foreclosures. Alpine is a strong believer in the primacy of economic conditions as a precursor for real estate demand. Since real estate is a local business, we try to follow economic fundamentals on a local basis.

A recent study by the Brookings Institution ranked major metropolitan areas of the U.S. in terms of employment, wages, home prices, foreclosure rates and overall economic production. Six of the top twenty metropolitan areas were located in Texas and two were in Oklahoma, reflecting the continued strength of the energy sector. Areas where the insurance industry is a major employer were also quite stable, specifically Omaha, Nebraska, Des Moines, Iowa, and Hartford, Connecticut. Strong government presence or stimulus has supported markets such as Washington, D.C., Virginia Beach, Virginia, Albuquerque, New Mexico and Baton Rouge, Louisiana. The twenty weakest markets were led by Detroit, Michigan and included automotive sensitive regions including two in Ohio and another in

Alpine U.S. Real Estate Equity Fund

Michigan. Florida had seven of the weakest metropolitan areas (primarily in its central and western areas), and California also had seven weak metropolitan areas (principally in the Central Valley east of Los Angeles and San Francisco). Tourism specialized areas such as Orlando and Las Vegas were especially weak, but surprisingly, financial centers including those dominated by the banking industry (including New York City) have not been as adversely affected. Charlotte, North Carolina is the major exception; however, as significant job cuts in its dominant banks have impacted that region.

Without entering into too much detail, it is relevant that four cities in the Central Valley of California have greater that 15% unemployment rates. For the twelve months ending in March, fifteen metropolitan areas saw a rise of more than 5% in their unemployment rates. Once again this was dominated by California and Florida, parts of Ohio and Charlotte, North Carolina. We will continue to monitor economic data as we evaluate the geographic risk or opportunity in the portfolios of potential Fund investments.

PORTFOLIO ACTIVITY AND PERFORMANCE

The Alpine U.S. Real Estate Equity Fund has shifted in reaction to changing valuations and opportunities in the market place. For example, the Fund now consists of 57.7% REITs vs. 47.8% last October. In part this reflects the potential opportunities created by the recent recapitalization of REITs via secondary offerings at generally attractive prices. While these offerings have been quite dilutive of existing equity or bank values, one can argue that the use of proceeds for debt reduction has both stabilized the balance sheet and reduced concerns over future solvency. For a few companies, it has prepared them to become acquirers if the cycle improves. In particular, we have significantly added to the Fund’s mortgage REIT exposure, which is concentrated on residential mortgages that have been securitized by Fannie Mae and Freddie Mac. Not only do these REIT investments have implied government backing through U.S. ownership of these mortgage agencies, but most importantly the yield curve has steepened, making the spreads over the cost of funding historically attractive. This also reduces the likelihood of refinancing activity, which would extend the duration and thus income paying potential of the underlying mortgages. Not only do these companies currently pay extremely high dividend yields, but we believe they are also undervalued by the marketplace.

Another segment of the portfolio which has seen considerable change is the residential segment, which constituted 33.2% of the portfolio last October versus just over 20.4% on April 30. Residential is a broad category including apartments, assisted living, and manufactured homes, as well as home builders in both the U.S. and abroad. The biggest change over this period was a reduction in U.S. home builders from 18.8% to 9.3%. Most of the domestic home builder positions were reduced near the peak of the strong rebound during March and April. We believe the eventual recovery in housing may return home builders to profitability over the next few years, though it may be premature to expect a rapid recovery of market share given the extensive inventory of existing homes on the market today. Of the four U.S. home builders we hold, only Centex Corp., which received and accepted a bid to be acquired by Pulte Homes Corp., remains in the Fund’s top ten individual securities list. Notable changes amongst the top ten holdings include the addition of Host Hotels and Resorts and Diamond Rock Hotels, both of which were acquired at attractively priced secondary offerings. Prologis is also new to the portfolio and reflects another attractive potential opportunity provided by this recapitalization trend, as it raised significant equity and accomplished significant sales in order to fix its overleveraged development portfolio. Combined with AMB Property, the Fund’s industrial REIT holdings have grown from 1.3% of the portfolio to 4.6%. Portfolio additions of Macerich Co., CBL & Associates, Weingarten and additional shares in Kimco have brought the retail REIT portion of the portfolio up from 14.6% to 16.8%. As with most of our other equity REIT acquisitions of the past six months, we believe these were acquired at significant discounts to their underlying value either prior to or at the time of a recapitalization exercise. Although Alpine believes the retail sector will be under pressure over the next two or three years, we believe many of these companies could be selectively acquired at attractive discounts to underlying long term valuations.

While many of these holdings have produced very strong double-digit returns, the best performing stock in the portfolio over the past six months has been E. House China Holdings, the largest Chinese residential property broker, which saw its shares rise 82.21% during the six months under review. Also notable is the performance of Cyrela Commercial Properties, a diversified commercial property developer which was spun out of Cyrela Brazil Realty last year. This stock gained 65.19% over the six month period. As a result of this level of performance and on overall outlook, we hope to add more flexibility to invest internationally via locally listed stocks as opposed to limiting ourselves to ADRs and GDRs, which trade solely in the U.S.

Alpine U.S. Real Estate Equity Fund

FINAL THOUGHTS: A SILVER LINING?

The financial excesses which characterized the U.S. property markets over the past five years are in the process of being reversed. Unfortunately, this deleveraging has precipitated the bankruptcy of Lehman Brothers, the rescue of AIG, Citibank, Merrill Lynch, Wachovia and the larger banks which absorbed them, plus the virtual nationalization of the mortgage agencies, Fannie Mae and Freddie Mac. Effectively, most of the major players who collectively constituted the “shadow banking system” have seen their position in the capital markets replaced by government financing. Unfortunately, government financing appears to be relatively static, merely plugging a hole, whereas the “shadow market” had previously been quite dynamic. Thus, the ability to replace, refinance, restructure or otherwise reengineer a broad array of corporate and property specific debt has been removed from the market place. With a large proportion of commercial mortgage backed securities (CMBS) maturing over the next three years, we anticipate that this debt may have to be extended or rolled over with hope that the structured finance operations which created these securities, and are now broken or inactive, will be resuscitated with new regulations and constraints. Hopefully, this will add formalized market-based transactional platforms which should provide enhanced transparency. Until then, liquidity for real estate financing will likely be both harder to come by and more expensive. In turn, this may give highly equitized investors a tremendous potential opportunity to consolidate the sector, expanding their market share on what could be a very profitable basis. On top of this, limited new construction should provide a period of at least five years before competitive supply could be viewed as a relief valve for demand induced prospective rental increases. Thus, public real estate equities may be very favorably positioned as the cycle bottoms.

While this may sound too good to be true, we believe it could well be the likely scenario for publicly traded real estate equities in the future. The downside is that this future may not begin for another six to eighteen months, and may take two to three years before the gestation period is over and broad income growth can resume. Our task during this period will be to identify those companies which we believe should be able to benefit from this emerging phase of the real estate cycle as we select attractive entry prices. Meanwhile, we will also be focused on potential growth opportunities in international markets. In particular, we will continue to follow the mandate of the Fund, to attempt to take advantage of attractive cyclical opportunities.

We thank you for your interest and support. We look forward to reporting on our progress.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified funds. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Alpine Emerging Markets Real Estate Fund

$7,000

$12,000

$11,000

$10,000

$9,000

$8,000

Alpine Emerging Markets Real Estate Fund

MSCI EAFE (USD) Index

S&P/Citigroup BMI World (ex U.S.) Property Index

$11,190

$  9,618

$  9,298

Value of a $10,000 Investment

Apr 30
09

Mar 31
09

Feb 28
09

Jan 31
09

Dec 31
08

Nov 30
08

Nov 3
08

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The MSCI EAFE (USD) Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% but less than 75% of their portfolio in equity securities in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside the U.S. The S&P/Citigroup BMI World (ex. U.S.) Property Index is a market weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have float larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The MSCI EAFE (USD) Index, the S&P/Citigroup BMI World (ex. U.S.) Property Index and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Emerging Markets Real Estate Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/09

	1 Month(1)	3 Months(1)	Since Inception (11/03/2008)(1)

Alpine Emerging Markets Real Estate Fund	8.01%	10.03%	11.90%

MSCI EAFE (USD) Index	12.27%	6.34%	-5.43%

S&P/Citigroup BMI World (ex U.S.) Property Index	15.22%	6.43%	-7.02%

Lipper Global Real Estate Funds Average	19.41%	8.31%	11.90%

(1)	Not annualized. FINRA does not recognize rankings for less than one year.

Alpine Emerging Markets Real Estate Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Industrial                    1.0%

Office                       13.1%

Retail                        14.0%

Lodging                     10.3%

Diversified                 24.5%

Residential                37.1%

1.	PDG Realty SA	2.46%
2.	Babis Vovos SA	2.26%
3.	Sino-Ocean Land Holdings	2.20%
4.	Kingdom Hotel Investments – GDR	2.09%
5.	Kerry Properties	1.87%
6.	Franshion Properties	1.77%
7.	Central Pattana Public Co., Ltd.	1.77%
8.	Guangzhou R&F Properties Co., Ltd.	1.71%
9.	MRV Engenharia	1.69%
10.	Soho China, Ltd.	1.54%

* Portfolio holdings and sector distributions are as of 4/30/09 and are subject to change.
Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions and Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

We are pleased to present the initial semi-annual report for Alpine Emerging Markets Real Estate Fund. The closing NAV on April 30, 2009 was $11.19 per share, which represented a total return of 11.90% for the six-month period since the Fund’s inception on November 3, 2008. The fund was launched in the face of an extreme sell off of emerging market economies, which saw the MSCI Emerging Market Index close at 454 on 27 October, 2008, its lowest point since September 2004. The unprecedented severity of the aftershocks of the Lehman Brothers collapse rippled through the global financial system with such velocity that no market was left out of their swath. Up until that point, the classic emerging economy vulnerabilities appeared to be relatively insulated from the turmoil emanating from Western financial markets. However, the acceleration of a disorderly de-leveraging and de-risking process exacerbated investor perception of these vulnerabilities, having a seismic impact on emerging market currencies and equities well into 2009 as equity holders sought out safety at any cost in the form of the U.S. Treasury Bills. Investors in the these economies seemingly lost faith in decoupling arguments over night and retreated from emerging markets as the credit markets seized and the intensity of the global economic slowdown undermined belief in the conventional export-driven growth model of many emerging countries. Fear and uncertainty in the global investment community had metastasized into pure panic.

While we remained cautious of the volatile trading environment post Lehman, we eschewed the notion of a hard landing across all emerging markets and maintained our positive structural view that certain emerging economies would be well positioned to remain drivers of global growth over the long term. Our analyses and trips to the specific regions over the past bolstered our belief in the enduring and broad domestic consumption capabilities of the expanding middle class in many emerging market countries. Our confidence that escalating demographic and urbanization trends, as well as wage convergence and increased financing available to the middle class, would lead emerging economies to evolve toward better standards of living and further reliance on sustainable sources of domestic demand was severely tested in 2008, but did not diminish. We are still very much in the nascent stages, and the possibility of a V-shaped recovery in the markets is remote, but it appears that government intervention along with a gradual opening of the credit markets and the broad recovery in commodity prices have improved risk appetite and prompted significant net capital inflows into emerging markets in recent months. The pendulum of investor sentiment is showing signs of swinging from one extreme of the debate back toward the direction of decoupling, albeit at a more discerning pace.

TO DECOUPLE OR NOT TO DECOUPLE, THAT IS THE QUESTION

Equity market prices in emerging countries began a prolonged climb in 2003. At that time, many emerging market economies were beginning to exhibit prudent economic policies and fiscal discipline as they steadily worked their way toward entry into the WTO (World

Alpine Emerging Markets Real Estate Fund

Trade Organization). The so-called BRIC countries in particular — Brazil, Russia, India and China — with their high growth rates, large current-account surpluses and relative geopolitical stability were considered more attractive investment environments than most developed markets because it was postulated that evolving domestic markets and prudent macroeconomic policies should immunize them against any downturn in the developed western economies. The rising tide of positive sentiment truly lifted all boats, as fundamental market differentiation among emerging economies was put aside by investors in favor of an all-encompassing hypothesis of emerging market decoupling. The question on most investors’ mind was where would they be best positioned to take advantage of the balance between risk and growth. The answer increasingly became any emerging market. The subsequent rapid rise of capital inflows resulted in the listed emerging market real estate space increasing from approximately 413 companies with a total market capitalization of $305 billion in 2004 to 538 companies with a market capitalization of $918 billion at the peak in 2007. At no time was investor appetite for risk more apparent than in late 2007, when the MSCI Emerging Market Index was trading at higher earnings multiples than many indices in the developed world. As previously mentioned, the events of September 2008 altered perceptions abruptly and the spillover to emerging markets was instantaneous and severe. Shortly thereafter, the People’s Bank of China cut its benchmark-lending rate by 27 basis points (bps) to 7.2%, its first cut in six years. Credit Default Swaps (CDS) spreads for emerging sovereign debt spiked to historic levels while the International Monetary Fund (IMF) came to the rescue of the Ukraine and Hungary in order to address their short-term balance sheet mismatches. Ecuador deliberately defaulted on two bonds, almost one-third of its foreign debt, which many perceived as foreshadowing of serial defaults spreading financial contagion through Latin America and beyond. A knock-on effect of these events was the extraordinary demand for the U.S. dollar as credit formation deteriorated forcing a proverbial run to acquire the currency for debt repayment, which put many emerging market currencies under pressure. Investors did not stick around to see official data on the precipitous drop in industrial production in Q4 2008, shifting seemingly overnight to the other extreme of the decoupling debate: the conviction that all emerging economies would have a 1:1 correlation to the forthcoming downward demand spiral led by the Western consumer. Just as the saying goes, “there are no atheists in foxholes,” the magnitude and velocity of the decline in emerging markets renewed most investors’ unquestioned faith in recoupling arguments.

We are now approaching an inflection point where the arguments underpinning the decoupling thesis are gaining traction once more, albeit at a more selective and sober pace. The latest refinement of the decoupling debate is expected to be a more discriminating phenomenon, emphasizing the notion that vulnerabilities to the global slowdown vary significantly across different emerging economies. Our investment strategy will focus on those countries with clear demographic-driven demand, ample reserve buffers and favorable external balances such as China, Brazil and India, which should continue to offer improved levels of resilience to ongoing global challenges. These markets remain in stark contrast to other economies, particularly those in the Baltics, Eastern Europe and perhaps Russia, which are facing high inflation and relatively low Foreign Exchange (FX) reserves relative to short-term external debt, coupled with weakening demographic trends and consumer demand. Consequently, we will continue to be extremely judicious in deploying investor capital in these macroeconomies.

PORTFOLIO DISCUSSION

During the six months ending April 30, 2009 we have been attempting to conservatively seed the portfolio. Facing the possibility of an extended downturn, we decided at inception to try to err on the side of caution, while always maintaining our focus on undervalued plays and transformational opportunities. Our initial focus has been in specific BRIC countries, where the demographic-driven growth story has remained the most robust and where we saw the most pronounced valuation disparities between the public equities and private asset values. Accordingly, Brazil represents the largest weighting in the portfolio at 19.0%, as we continue to believe that our long-term appraisal of the macro-economy, the supply-demand imbalance in the housing sector and the burgeoning mortgage market remains valid. Though there were some setbacks, the access to consumer credit in Brazil remained largely unaffected by the global financial crisis. Mortgage availability has increased, though still only accounts for roughly 2% of GDP in Brazil (compared to 84% in the U.K.), while short-term credit provided by retailers remained available. The Brazilian Central Bank is in the midst of an aggressive monetary policy easing cycle, with rates at a record low of 9.25% and expectations of further cuts. Additionally, the government recently implemented a stimulus plan to jumpstart industrial production and automobile sales, as well as a $15 billion stimulus for the housing sector called Minha Casa, Minha Vida (My House, My Life). The bulk of the stimulus is geared to the low-income segment through direct subsidies. As a result, we have targeted specific players in the low-income segment, such as PDG Realty and MRV, who we believe have the proven execution capabilities and scale to take advantage of the potential opportunities in the market. For example, MRV launched 14,000 units for sale in 2008 and is currently

Alpine Emerging Markets Real Estate Fund

targeting the launch of 40,000 units in 2011. As the market is quite fragmented, we have also established a position in Agra, a residential developer at the mid-economic level who has been trading at trough multiples since a merger with another developer was canceled soon after the Lehman debacle. Agra has recently been acquiring large equity stakes in a number of smaller public players at what we believe to be distressed valuations and could look to consolidate the market further in our view. We have also taken positions in commercial property through companies geared to resilient consumer demand, such as shopping mall developers and operators, General Shopping, BR Malls and Multiplan, as well as Sao Paolo and Rio office developers Cyrela Commercial and Sao Carlos.

The Fund’s next largest exposure is in China with 11.1%. The Chinese government’s four trillion yuan ($584 billion) stimulus package and the marked increase in bank lending has resulted in renewed confidence in the financial leadership in Beijing. The massive spending effort has pushed fixed asset investment growth and strengthened the ability to meet the capex (capital expenditures) and short-term working capital requirements necessary to expand businesses across the country. Fixed investment is now growing at its fastest pace since 2006 and consumption is holding up. New loans reached RMB592 billion ($87 billion) during April, bringing YTD aggregate lending to RMB5.2 trillion ($762 billion). We expect loan growth to moderate in the second half of 2009, but liquidity conditions should remain buoyant as capital is fully deployed into the real economy over time. In addition, the Chinese consumer continued to experience strong real income growth, and has low household debt levels coupled with a high savings rate. The rapid stabilization of property prices, most notably in the major cities of Guangdong Province, has occurred much earlier than many expected, resulting in national residential inventories falling from their 2008 peak of 18 months to approximately 12 months. As we expect these trends to continue, our concentration in growing the portfolio has been on residential developers operating primarily in the fast-growing coastal markets stretching north from the Pearl River Delta to the Bohai Rim region, including Guangzhou R&F, Hopson Development and Sino-Ocean Land as well as commercial property owners / developers in Tier One markets such as Soho China in Beijing and Franshion Properties in Shanghai. Our focus on developers of economic housing and of retail extends across a number of emerging geographies with investments in economic housing developer Preuksa and retail mall developer Central Pattana in Thailand, as well as India with Phoenix Mills, a developer of large mixed use commercial and entertainment projects primarily located in Tier 1 southern cities of India. Our team recently enjoyed an extensive visit to the region surrounding Mumbai and came away believing that the country is relatively well positioned to deal with the downturn. The Reserve Bank of India has aggressively reduced policy rates to 4.75%, down 425bps since October 2008, and, the recent election results have provided a clear mandate to the ruling Congress party, which should boost investor confidence in the country. Our exposure to Russia and emerging Europe is extremely selective, targeting companies trading at historic low valuation multiples with strong cash positions on the balance sheet, fully funded development pipelines and seasoned local management teams. These include Globe Trade Centre, a developer of commercial and residential projects predominantly in Poland, but diversified across all of Eastern Europe, and in Russia, AFI Development, a commercial developer with projects located in the central Garden Ring road of Moscow. Finally, the portfolio also has exposure to specific high-end hotel operators in Asia and the Middle East including Kingdom Hotel, Orascom Development, Banyan Tree and Mandarin Oriental. These companies had recently been trading at near-trough valuations and are a geared play to the resilient demand of the higher-end consumer in these regions.

Since inception, companies operating in Brazil and China were not only among the Fund’s largest holdings, but also were some of the main contributors to performance in the time period. In Brazil these include the residential developers focused primarily on economy housing such as PDG Realty which has gained more than 113%, Rodobens which gained in excess of 121% and MRV which returned in excess of 89%, as well as retail developers and operators such as BR Mall which grew over 119%. In China, CC Land, a residential developer based in Chongqing in the Sichuan province gained in excess of 76%, Sino Ocean gained more than 66%, while Hopson increased by more than 60% over the period. Companies in other markets performed well over the period including Kingdom Hotel at more than 68% and the Greek commercial developer Babis Vovos with more than 30% returns during the period. The large cash holding of the portfolio reflected the overall cautious stance we adopted at the Funds inception and while it insulated performance against market volatility through March 2009, it weighed down performance toward the tail end of the period as the emerging market recovery began in earnest. As we proceed, and our view on selective decoupling in emerging markets gains further validity, we anticipate a less conservative approach, increasing our position in some core holdings and expanding our portfolio of stocks in an increasing number of under-represented markets.

LONG TERM PROSPECTS

The overarching theme currently facing all investors is that the world is in a period of unprecedented transition. The equity markets have reflected this uncertainty through record volatility, but recent gains

Alpine Emerging Markets Real Estate Fund

suggest that guarded optimism is slowly returning. Overall, sentiment continues to shift away from pricing in a deflationary scenario, to a perception that the worst could now be behind us and that economic growth in the more mature emerging markets may be poised to recover at a more robust pace. Corrections in the markets to date have been differentiated across emerging countries and highlight important contrasts to the previous emerging market cycle where the tide seemed to lift all boats. We will keep close watch on the evolution of the current decoupling scenario and measure its impact on a country-by-country basis.

Over the medium term we believe that a major beneficiary of the dramatic fiscal and monetary easing may be the emerging market real estate asset reflation story, as certain economies should be uniquely positioned to reap the benefits of their prudent fiscal policies and the sharp drop in borrowing costs. Yield curves globally appear to be steepening, a classic indicator of inflationary expectations returning. This could have a positive read across emerging markets as real estate and equities in general have traditionally been an inflation hedge. However, the volatility of inflation expectations in emerging economies could present a challenge to central bankers, weighing on their flexibility to respond to ongoing financial stability issues. At this time we do not expect the more mature economies of China, Brazil and India to return to the growth trajectory that we saw from 2004-2007. And emerging market resilience will continue to be tested if turmoil in the global financial system remains protracted and the economic slowdown proves more challenging. The Chinese central government acted swiftly to stabilize its economy, but China’s dramatic recovery in 2009 can only be sustained if its economy continues to shift from Beijing-sponsored infrastructure spend and commodity stockpiling toward further gains in private consumption. We do not, however, expect this resilience to be collective: the Eastern European and the Baltic countries such as Latvia and other smaller, more trade-dependent economies are particularly vulnerable in this downturn. Furthermore, we expect emerging economies linked tightly with the US to have a relatively tougher time leading up to recovery. By way of example, the steadily rising unemployment rate in the US has taken a toll on remittance income flowing to Mexico, which is its second largest source of foreign currency between oil and tourism. Finally, we remain cautiously optimistic in the nascent recovery and believe that the ongoing global financial uncertainty might just accelerate the maturation of those emerging market economies that entered the crisis with a prudent fiscal foot forward. We intend to position the portfolio to take advantages of those potential opportunities over the coming 12-18 months.

We look forward to reporting to you on the Fund’s portfolio and our continued progress in the Fund’s annual report to shareholders. Thank you for your interest.

Sincerely,

Samuel A. Lieber
Joel E. D. Wells
Co-Portfolio Managers

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in real estate and emerging markets which involve greater risk and volatility than more diversified investments. Risks include greater exposure to adverse economic, regulatory, political, and other changes affecting such securities. Foreign investing, especially in emerging markets, entails additional risks, including currency fluctuations, political and economic instability, accounting changes, and foreign taxation. Funds that engage in short sales of securities involve the risk that losses may exceed the original amount invested.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

The Price Earnings Multiple (P/E) Ratio is calculated by dividing the current price of the stock by the companies trailing 12 months’ earnings per shares. A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

MSCI Emerging Markets Index — An index created by Morgan Stanley Capital International (MSCI) that is designed to measure equity market performance in global emerging markets.

Alpine Global Infrastructure Fund

$7,000

$10,000

$9,000

$8,000

$11,000

$12,000

Alpine Global Infrastructure Fund

MSCI EAFE (USD) Index

S&P/Citigroup BMI World (ex U.S.) Property Index

$10,330

$  9,618

$  9,298

Value of a $10,000 Investment

Nov 3
08

Nov 30
08

Dec 31
08

Jan 31
09

Feb 28
09

Mar 31
09

Apr 30
09

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The MSCI EAFE (USD) Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The Lipper Global Multi-Cap Growth Funds Average is an average of funds that invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. The S&P/Citigroup BMI World (ex. U.S.) Property Index is a market weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have float larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The MSCI EAFE (USD) Index, the S&P/Citigroup BMI World (ex. U.S.) Property Index and the Lipper Global Multi-Cap Growth Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Global Infrastructure Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/09
	1 Month(1)	3 Months(1)	Since Inception (11/03/2008)(1)

Alpine Global Infrastructure Fund	10.96%	6.17%	3.30%

MSCI EAFE (USD) Index	12.27%	6.34%	-5.43%

S&P/Citigroup BMI World (ex U.S.) Property Index	15.22%	6.43%	-7.02%

Lipper Global Multi-Cap Growth Funds Average	11.68%	12.20%	3.30%

(1) Not annualized. FINRA does not recognize rankings for less than one year.

Alpine Global Infrastructure Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Materials 0.8% Consumer Discretionary 5.1% Information Technology 5.6% Energy 7.6% Telecommunications 17.6% Utilities 29.8% Industrial 33.5%	1.	Comcast Corp.	3.03%
	2.	Vopak NV	2.96%
	3.	Cisco Systems, Inc.	2.74%
	4.	AT&T, Inc.	2.59%
	5.	Vinci SA	2.59%
	6.	GDF Suez	2.36%
	7.	ITC Holdings Corp.	2.35%
	8.	American Tower Corp. – Class A	2.34%
	9.	France Telecom SA	2.26%
	10.	El Paso Pipeline Partners LP	2.25%

* Portfolio holdings and sector distributions are as of 4/30/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions and Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

We are pleased to report the results for the Alpine Global Infrastructure Fund (“AIFRX”) for the period 11/03/08 (inception date of the fund) through 04/30/09. The Fund reported a 3.30% total return versus the S&P Global Infrastructure Index which had a total return of -10.32%. For the period, Alpine outperformed its benchmark index by 1,362 basis points.

We launched the Alpine Global Infrastructure Fund because we believe that there will be increased or significant opportunities to potentially benefit from global spending in infrastructure over the next several decades. Based upon third-party studies for projected global infrastructure spending, we have defined our infrastructure universe to include the following sub-sectors: transportation, telecommunications and information technology infrastructure, utilities, energy, water delivery and waste disposal systems. The majority of these companies develops, owns and operates long-term assets. The Fund’s mandate has a secondary focus on companies which build or provide key components or systems for infrastructure. This multi-faceted sector approach allows the Fund to invest in defensive stocks when we anticipate the economy begins to slow and in expansive early cyclical stocks as the economic cycle turns positive. We believe AIFRX is widely diversified as a result of this process of designing the Fund’s specific mandate. The past six months has been a difficult period for equity markets as the world’s economies suffered from the after affects of the financial crisis. Although we invest in infrastructure stocks that historically have had stable and predictable cash flows, our portfolio of companies was not immune to the economic slowdown. During March, we began to see some stabilization amidst the deterioration of the economy. Although we do not believe the recovery will be v-shaped, we do believe that the long-term growth prospects for infrastructure related companies are not currently reflected in share prices.

Governments around the world have announced stimulus plans with a focus on infrastructure in order to revitalize their economies. Infrastructure projects should offer both a short term benefit of stimulating the economy and a long term benefit of facilitating growth. We believe this is the beginning of a multi-decade emphasis on infrastructure spending worldwide. According to a new study by CIBC World Markets, there could be as much as $35 trillion spent on infrastructure over the next 20 years. Countries across Asia, including China, Japan, Malaysia, and Singapore have announced stimulus packages that include infrastructure spending. China has the most aggressive plan as a majority of their almost $600-billion stimulus package that was announced in November 2008, will go towards spending on infrastructure. They have announced plans that include the construction of new railways and rural infrastructure projects.

Beyond these stimulus programs, the combination of population growth, greater urbanization and rising standards of living will likely propel infrastructure improvements for decades to come. The growth of infrastructure spending over the next several years should accelerate as populations across the world continue to grow. If the trend in urbanization continues, government entities will have to make up for a lack of infrastructure spending over the past several decades, as well as accommodate new development. The world’s population is growing at a rate of 1.1% per year. According to the United Nations report on “World Urbanization Prospects,” in 1950, 29% of the world’s

Alpine Global Infrastructure Fund

population lived in urban areas. By 2007, the percentage had increased to 49%, and by 2030, it is expected that 60% of the world’s population will live in urban areas. In contrast, governments have underinvested in infrastructure over the last several decades and are now using the stimulus packages to jumpstart increased spending on infrastructure. In the 1960’s, the U.S. was spending about 3% of its GDP on infrastructure. Now the U.S. spends only about 2% of its GDP on infrastructure — a decline of 33%. Governments understand that under-spending on infrastructure will hurt their long-term prospects for economic growth and are now using the stimulus plans to begin a long period of reinvestment in infrastructure.

Even before the financial crisis began to wreak havoc on the budgets of governments and municipalities, the privatization of infrastructure assets began to take place. Now, even more so, there may be an accelerated effort to privatize these assets as public entities will likely not have the funds to maintain their current infrastructure assets nor to build new infrastructure assets to meet the needs of a growing population. Throughout the world, the owners of infrastructure are primarily government entities. However, over the last several decades, due to the large cost of building and maintaining these facilities, there has been a movement towards privatization of infrastructure assets. In Canada, Australia, the United Kingdom, and throughout Europe and Asia, roads, airports, and seaports have been privatized. These privatizations are usually through Public-Private Partnerships (PPPs), which refer to the contractual agreements formed between a public agency and a private sector entity that allow for greater private sector participation in the infrastructure assets.

We strongly believe that the private sector must participate in building and maintaining infrastructure assets throughout the world. Hence, we own Abertis (ABE SM). Abertis is one of Europe’s largest motorway companies. They own roads in Spain, France, and Latin America. In addition, Abertis has shown that they will be an acquirer of infrastructure assets as governments sell their assets. During 2008, Abertis was able to form a consortium and received financing to bid $12.8 billion for the Pennsylvania Turnpike. Although Pennsylvania terminated the sale process, we believe that as other government assets are sold, Abertis should be in a financially healthy position to buy them due to their strong free cash flow. For the period 11/3/08-4/30/09, Abertis had a total return of .37%.

In keeping with the theme of owners, builders and operators of infrastructure assets, we also own Vinci (DG FP). Vinci is a world-leading concession and construction company. It operates motorway concessions in France and car parks across Europe. When bidding for new infrastructure projects, Vinci leverages its expertise in construction with its ability to operate the concession. Vinci should be a beneficiary of France’s fiscal plans that were announced in December of 2008. The French plan earmarks 11 billion (approximately $14.6 billion) for infrastructure related projects. Vinci has a strong pipeline of new projects for which they appear to be the preferred bidder. Vinci has continued to be a strong generator of free cash flow even as traffic slows on their toll roads. This is due to an increase in tariffs which is linked to inflation. For the period 11/3/08-4/30/09, Vinci had a total return of 23.18%.

Another part of our strategy is to find infrastructure companies worldwide that have resilient cash flows and monopolistic characteristics. One of the stocks that has contributed to our outperformance is Vopak (VPK NA). For the period 11/3/08-4/30/09, Vopak had a total return of 29.69%. It is one of the world’s largest independent bulk liquid storage company serving the oil and chemical industries. As of December 31, 2008, 80% of its contracts had a duration of greater than one year. Vopak has indexation clauses in its contracts which help to ensure revenue growth. It also has an occupancy rate of 95%. In addition, Vopak is adding capacity over the next several years which should further strengthen its global position. This company is a good example of the unique attributes in infrastructure for which we are searching globally. Specifically, a global or regional platform leveraging scale with limited competition, to leverage contractual cash flows with inflation protection make this company very attractive.

The bear market has created opportunities to buy infrastructure-related stocks at what we feel are favorable valuations. For example, Lehman Brothers was a major player in master limited partnerships (MLP). When it went bankrupt, MLP stocks were sold down and their valuations became very attractive. In selecting which of the stocks to purchase, we looked for pipeline companies that have existing stable fee-based revenue under long-term contracts, opportunities for growth, no major refinancing issues and little or no exposure to the prices of commodities. For example, we bought El Paso Pipeline Partners (“EPB”) as it fits our investment criteria. It has a history of stable cash flows backed by 5-10 year contract duration, Federal Energy Regulatory Commission (FERC) regulated tariffs, and opportunities for organic growth. This was another contributor to our outperformance. From our initial purchase date 11/19/08-4/30/09 this stock has had a total return of 26.86%.

The Alpine Global Infrastructure Fund is perhaps a unique infrastructure fund in that we started our investment process by researching projected global infrastructure spending over the next 20-30 years. We believe a beneficiary of global spending will be telecommunications and information technology. ZTE Corporation (763 HK) may be one of the prime beneficiaries of the Chinese government’s restructuring of the telecom industries. The Chinese government has awarded three 3G licenses. Total Chinese capital expenditures on telecom equipment may increase by 20% in 2009 versus a projected decrease in telecom capital expenditures globally. ZTE has a 30% market share in China’s telecom infrastructure spending and the market share has been growing. ZTE has been one of the top performers in our fund since inception. For the period 11/3/08-4/30/09, ZTE had a total return of 91.87%. While we still hold a position in the company we did take some profits as the stock went higher.

Another company that fits our criteria of stable cash flows, monopolistic characteristics, high barriers to entry, and growth, is American Tower Corporation

Alpine Global Infrastructure Fund

(“AMT”). AMT is an owner and operator of wireless and, broadcast communications sites in the United States, Mexico, Brazil and India. Their business model has a large component of fixed upfront costs to build the tower, but the business allows for substantial operating leverage. Each new leasing agreement on an existing tower requires little incremental expense. AMT has long-term contracts with their customers that should provide stable recurring revenues. In the past, the growth of AMT’s revenues has been driven by the wireless carriers’ needs to increase capacity and increase density to support wireless-subscriber growth and improve their coverage. We believe the future growth will be driven by 3G network upgrades and rolling out 4G networks to accommodate increasing data usage. AMT is our favorite of the tower companies as we believe they have the least re-financing risk with no material short-term maturing debt. Their capital structure should allow them the flexibility to purchase assets and compete for new projects. For the period 11/3/08-4/30/09, AMT had a total return of -2.61%.

AT&T is one of the largest telecommunications company in the United States with over 78 million subscribers. The wireless industry in the US has many of the characteristics that we look for; a history of stable cash flow, high barriers to entry and limited competition. While AT&T’s wire line business has been in secular decline over the past few years, due to wireless substitution and Voice over IP offerings, the proliferation of broadband services and increased wireless penetration have been the main drivers of growth for the company. For the next leg of growth, we expect wireless data usage and the rollout of U-verse, the company’s entry into the television subscription business, to be the drivers. AT&T’s exclusive agreement to offer Apple’s iPhone has attracted new users to the AT&T network and converted many of their existing voice subscribers to data plans, increasing the subscribers’ long term profitability to the firm. We expect wireless proliferation to continue as we move from third generation to fourth generation networks, which should be a positive for AT&T. For the period 11/3/08-4/30/09, AT&T had a total return of -4.99%.

“Today, the electricity we use is carried along a grid of lines and wires that dates back to Thomas Edison — a grid that can’t support the demands of clean energy. This means we’re using 19th and 20th century technologies to battle 21st century problems like climate change and energy security. It also means that places like North Dakota can produce a lot of wind energy, but can’t deliver it to communities that want it, leading to a gap between how much clean energy we are using and how much we could be using. The investment we are making today will create a newer, smarter electric grid that will allow for the broader use of alternative energy.” This quote is from the speech President Obama gave while signing the American Recovery and Reinvestment Act of 2009. The stimulus bill included $2 billion in spending for transmission grid improvements and $4.4 billion for the modernization of the electric grid. This is why we like ITC Holdings Corporation (“ITC”). ITC owns and operates approximately 6,800 miles of high voltage electric transmission systems. We believe ITC is well positioned to potentially benefit from the increased spending for the upgrade of the transmission grid. We believe that ITC could continue to have double digit earnings growth driven by the need to replace aging infrastructure and to improve regional interconnections. ITC may also benefit from a favorable regulatory environment. For the period 11/3/08-4/30/09, ITC had a total return of 1.98%.

We are pleased with the structure of our portfolio. We believe the Fund is positioned to potentially take advantage of the anticipated increase in global infrastructure spending. We will continue to be flexible in our investment approach as economic conditions change and look forward to discussing the portfolio and prospects of this Fund in future communications.

Sincerely,

Samuel A. Lieber
Joshua E. Duitz
Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which will involve greater volatility and political, economic, and currency risks and difference in accounting methods. Because the fund concentrates its investments in the infrastructure stocks, the portfolio may experience more volatility and be exposed to greater risk than portfolios of other mutual funds. The Fund may invest in smaller and mid sized companies, which involve additional risks such as limited liquidity and greater volatility. In addition, the fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

The S&P Global Infrastructure Index measures the performance of 75 companies in twenty two countries that run utilities, pipelines, airports, ports and highways. You cannot invest directly in an index.

A basis point is one hundredth of a percentage point (0.01%). Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Diversification does not assure a profit or protect against loss in a declining market.

Alpine U.S. Real Estate Equity Fund

Schedule of Portfolio Investments
April 30, 2009 (Unaudited)

Shares	Security Description	Value

Real Estate Investment Trusts—57.7%
Health Care—0.8%
12,200	Cogdell Spencer, Inc.	$75,640
10,000	Ventas, Inc.	286,400

		362,040

Lodging—12.0%
170,391	Ashford Hospitality Trust, Inc.	514,581
322,200	DiamondRock Hospitality Co.	2,091,078
275,000	Host Hotels & Resorts, Inc.	2,114,750
68,560	Sunstone Hotel Investors, Inc.	362,682

		5,083,091

Mortgage & Finance—15.2%
120,000	Annaly Capital Management, Inc.	1,688,400
396,000	Chimera Investment Corp.	1,397,880
50,000	Gramercy Capital Corp.	108,000
144,135	iStar Financial, Inc.	485,735
330,000	MFA Financial, Inc.	1,943,700
50,000	Redwood Trust, Inc.	813,500
400,000	Realty Finance Corp.	36,000

		6,473,215

Office—Industrial Buildings—12.9%
32,000	Alexandria Real Estate Equities, Inc.	1,167,360
15,000	AMB Property Corp.	286,350
30,900	Kilroy Realty Corp.	665,586
127,500	Maguire Properties, Inc. (a)	138,975
220,000	ProLogis	2,004,200
25,000	Vornado Realty Trust	1,222,250

		5,484,721

Retail Centers—16.8%
13,344	Alexander’s, Inc.	2,910,060
252,228	CBL & Associates Properties, Inc.	2,002,690
195,699	General Growth Properties, Inc.	123,290
45,000	Kimco Realty Corp.	540,900
15,000	Regency Centers Corp.	561,750
36,667	The Macerich Co.	642,773
22,500	Weingarten Realty Investors	349,650

		7,131,113

	Total Real Estate Investment Trusts (Cost $37,134,010)	24,534,180

Common Stocks—42.3%
Diversified—9.2%
7,500	Cyrela Commercial Properties SA—ADR	127,256
15,000	Cyrela Commercial Properties SA—GDR (c)	254,513
143,940	Verde Realty (a)(b)(d)	3,526,530

		3,908,299

Shares	Security Description	Value

Common Stocks—continued
Hotels, and Leisure—1.9%
100,000	Las Vegas Sands Corp. (a)	$782,000

Lodging—4.6%
829,729	Interstate Hotels & Resorts, Inc. (a)	406,567
210,400	Orient-Express Hotels Ltd.—Class A	1,361,288
8,400	Starwood Hotels & Resorts Worldwide, Inc.	175,224

		1,943,079

Office—Industrial Buildings—0.6%
33,291	Brookfield Properties Co.	248,684

Real Estate Services—3.5%
200,000	CB Richard Ellis Group, Inc. (a)	1,500,000

Residential: Assisted Living—1.8%
290,000	Sunrise Senior Living, Inc. (a)	739,500

Residential: Foreign Homebuilders—10.5%
7,500	Cyrela Brazil Realty SA	963,414
15,000	Cyrela Brazil Realty SA—GDR (c)	1,926,828
8,306	Desarrolladora Homex SA de CV—ADR (a)	154,408
113,882	E-House China Holdings Co. Ltd.—ADR (a)	1,410,998

		4,455,648

Residential: Manufactured Homes—0.9%
649,083	Champion Enterprises, Inc. (a)	376,468

Residential: U.S. Homebuilders—9.3%
140,000	Centex Corp.	1,531,600
80,000	Lennar Corp.—Class A	779,200
33,400	M/I Homes, Inc.	510,018
2,200	NVR, Inc. (a)	1,111,814

		3,932,632

	Total Common Stocks (Cost $37,386,329)	17,886,310

Short-Term Investments—0.0%
57	Federated Treasury Obligations Fund	57

	Total Short-Term Investments (Cost $57)	57

	Total Investments (Cost $74,520,396)—100.0%	42,420,547
	Liabilities in Excess of Other Assets—0.0%	(1,039)

	TOTAL NET ASSETS—100.0%	$42,419,508

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Non-income producing security.

(b)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 8.3% of the Fund’s net assets.

(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 5.1% of the Fund’s net assets.

(d)	Illiquid security.

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments
April 30, 2009 (Unaudited)

Shares	Security Description	Value

Real Estate Investment Trusts—83.7%
Apartments—10.7%
11,125	AvalonBay Communities, Inc.	$632,011
68,760	Equity Residential	1,573,917
31,965	Essex Property Trust, Inc.	2,029,458
63,300	Home Properties, Inc.	2,306,652
25,740	Post Properties, Inc.	328,442

		6,870,480

Diversified—11.3%
278,700	Crombie Real Estate Investment Trust (c)	1,623,200
6,200	Crombie Real Estate Investment Trust	36,110
86,364	Verde Realty (a)(b)(d)	2,115,918
70,916	Vornado Realty Trust	3,467,083

		7,242,311

Health Care—12.4%
58,900	HealthCare REIT, Inc.	2,006,723
75,000	Medical Properties Trust, Inc.	400,500
160,047	Omega Healthcare Investors, Inc.	2,515,939
105,900	Ventas, Inc.	3,032,976

		7,956,138

Net Lease—3.5%
98,249	Entertainment Properties Trust	2,270,534

Office—Industrial Buildings—30.7%
61,628	Alexandria Real Estate Equities, Inc.	2,248,189
87,368	AMB Property Corp.	1,667,855
66,211	Boston Properties, Inc.	3,272,148
35,153	Corporate Office Properties Trust	1,074,276
209,509	Douglas Emmett, Inc.	2,005,001
162,881	Dupont Fabros Technology, Inc.	1,382,860
91,700	Kilroy Realty Corp.	1,975,218
83,200	Mack-Cali Realty Corp.	2,234,752
312,740	Maguire Properties, Inc. (a)	340,887
266,900	ProLogis	2,431,459
64,811	SL Green Realty Corp.	1,144,562

		19,777,207

Retail Centers—11.7%
201,911	CBL & Associates Properties, Inc.	1,603,174
52,900	The Macerich Co.	927,337
6,917	Saul Centers, Inc.	220,237
66,458	Simon Property Group, Inc.	3,429,233
58,038	Taubman Centers, Inc.	1,382,465

		7,562,446

Storage—3.4%
32,665	Public Storage	2,183,982

	Total Real Estate Investment Trusts (Cost $75,015,084)	53,863,098

Preferred Stocks—21.2%
Apartments—2.8%
80,300	Apartment Investment & Management Co., Series T, 8.000%	1,135,442
39,400	BRE Properties, Inc., Series C, 6.750%	689,106

		1,824,548

Shares	Security Description	Value

Preferred Stocks—continued
Diversified—1.3%
22,700	Vornado Realty Trust, Series G, 6.625%	$376,593
28,100	Vornado Realty Trust, Series I, 6.625%	477,700

		854,293

Health Care—0.8%
25,000	Omega Healthcare Investors, Inc., Series D, 8.375%	481,250

Lodging—0.8%
43,400	Sunstone Hotel Investors, Inc., Series A, 8.000%	505,610

Mortgage & Finance—1.4%
36,825	iStar Financial, Inc., Series F, 7.800%	206,220
56,900	iStar Financial, Inc., Series G, 7.650%	332,296
65,590	iStar Financial, Inc., Series I, 7.500%	350,906

		889,422

Net Lease—2.3%
130,200	Entertainment Properties Trust, Series D, 7.375%	1,510,320

Office—Industrial Buildings—7.1%
11,300	AMB Property Corp., Series O, 7.000%	208,485
29,400	Digital Realty Trust, Inc., Series A, 8.500%	580,062
43,700	Kilroy Realty Corp., Series F, 7.500%	659,870
103,100	Prime Group Realty Trust, Series B, 9.000%	102,584
81,500	PS Business Parks Inc., Series H, 7.000%	1,386,315
29,200	PS Business Parks, Inc., Series L, 7.600%	527,060
79,600	SL Green Realty Corp., Series D, 7.875%	1,115,992

		4,580,368

Retail Centers—2.3%
98,700	CBL & Associates Properties, Inc., Series D, 7.375%	1,075,830
21,900	Regency Centers Corp., Series D, 7.250%	410,625

		1,486,455

Storage—2.4%
54,800	Public Storage, Series D, 6.180%	1,013,800
27,991	Public Storage, Series W, 6.500%	517,554

		1,531,354

	Total Preferred Stocks (Cost $19,278,841)	13,663,620

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments—Continued
April 30, 2009 (Unaudited)

Shares	Security Description	Value

Short-Term Investments—0.0%
521	Federated Treasury Obligations Fund	$521
18	Milestone Funds Treasury Obligations Portfolio	18

	Total Short-Term Investments (Cost $539)	539

	Total Investments (Cost $94,294,464)—104.9%	67,527,257
	Liabilities in Excess of Other Assets—(4.9)%	(3,174,920)

	TOTAL NET ASSETS—100.0%	$64,352,337

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 3.3% of the Fund’s net assets.

(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 2.5% of the Fund’s net assets.

(d)	Illiquid security.

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments
April 30, 2009 (Unaudited)

Shares	Security Description	Value

Common Stocks—100.9%
Asia—31.4%
China—9.3%
16,590,100	C C Land Holdings, Ltd.	$5,565,675
5,126,023	China Central Properties, Ltd.	4,720,549
17,909	E-House China Holdings Ltd.— ADR (a)	221,892
28,019,800	Franshion Properties	7,592,413
3,006,000	Guangzhou R&F Properties Co., Ltd.	4,918,172
45,380,400	HKC Holdings, Ltd.	3,337,634
7,892,900	Hopson Development	6,141,146
8,972,600	Sino-Ocean Land Holdings	6,668,625
5,508,247	Soho China, Ltd.	2,672,371

		41,838,477

Hong Kong—3.2%
6,313,600	The Hongkong & Shanghai Hotels, Ltd.	4,814,598
800,100	Kerry Properties, Ltd.	2,446,742
831,977	Kowloon Development Co., Ltd.	402,567
16,293,800	Midland Holdings, Ltd.	6,769,767

		14,433,674

India—5.6%
2,479,081	Hirco PLC (a)	3,108,157
1,356,459	Ishaan Real Estate PLC (a)	556,855
2,000,000	South Asian Real Estate, Ltd. (a)(b)	9,763,747
8,327,900	Trinity Capital PLC (a)	4,835,571
8,199,316	Unitech Corporate Parks (a)	2,092,374
1,491,800	Yatra Capital, Ltd. (a)(e)	4,618,698

		24,975,402

Japan—4.0%
146,700	Daiwa House Industry Co., Ltd.	1,277,786
4,488,700	HASEKO Corp. (a)	2,821,937
390	Japan Logistics Funding, Inc.	2,321,334
265,136	Nomura Real Estate Holdings	4,328,422
5,790	Secured Capital Japan Co., Ltd.	3,217,319
20,000	Star Asia Finance, Ltd. (a)(b)(d)	20,000
85,300	Tachihi Enterprise Co., Ltd.	3,892,213

		17,879,011

Malaysia—0.2%
5,506,000	Aseana Properties Ltd. (a)	729,545

Philippines—0.2%
15,668,400	SM Development Corp.	972,035

Singapore—5.1%
1,904,420	Ascendas Real Estate Investment Trust	1,723,690
16,754,400	Banyan Tree Holdings, Ltd.	4,017,435
4,572,900	Cambridge Industrial Trust	911,182
12,902,900	CapitaCommercial Trust	7,451,523
1,144,348	Capitaretail China	618,358
7,513,150	Indiabulls Properties Investment Trust (a)	1,167,190
17,005,200	Macquarie MEAG Prime REIT	5,513,337
1,615,000	Mandarin Oriental	1,598,850

		23,001,565

Shares	Security Description	Value

Common Stocks—continued
Asia—continued
Thailand—3.3%
9,342,300	Central Pattana Public Co., Ltd.	$3,786,167
24,461,550	The Erawan Group Public Co., Ltd.	922,031
74,767,300	Hemaraj Land & Development Public Co., Ltd.	1,144,235
39,282,845	Minor International Public Co., Ltd.	7,125,130
3,919,500	Saha Pathana Inter-Holding Public Co., Ltd.	1,888,380

		14,865,943

United Arab Emirates—0.5%
868,311	Kingdom Hotel Investments—GDR (a)	2,083,946

	Total Asia (Cost $312,595,864)	140,779,598

Australia—3.6%
Australia—3.6%
13,104,314	Charter Hall Group	3,523,714
1,231,514	FKP Property Group	733,902
2,444,356	Goodman Group	657,281
4,893,620	Stockland	11,167,208

		16,082,105

	Total Australia (Cost $16,111,762)	16,082,105

Europe—32.4%
Austria—1.8%
1,079,588	Conwert Immobilien (a)	8,070,485

France—8.1%
260,259	Club Mediterranee SA (a)	4,130,467
94,544	Eurosic	2,219,119
370,312	Kaufman & Broad SA	8,591,454
77,819	Klepierre	1,743,154
166,193	Nexity	5,429,089
115,893	Pierre & Vacances	7,449,169
80,874	Societe Immobiliere de Location pour l’Industrie et le Commerce	6,825,817

		36,388,269

Germany—2.4%
8,092,900	Dawnay Day Sirius, Ltd.	2,409,238
14,610,263	Dawnay Day Treveria PLC (a)	2,899,629
668,097	DIC Asset AG	5,330,279

		10,639,146

Greece—0.9%
287,647	Babis Vovos SA (a)	1,864,872
572,559	J&P—Avax SA	1,931,762

		3,796,634

Italy—0.3%
241,024	Pirelli & Co. Real Estate	1,415,912

Norway—2.5%
2,260,200	Block Watne Gruppen ASA (a)	2,692,169
5,805,945	Norwegian Property ASA (a)	7,021,698
3,308,300	Scandinavian Property (a)	1,436,146

		11,150,013

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
April 30, 2009 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Europe—continued
Poland—1.3%
4,402,500	Engel East Europe NV (a)(e)	$175,847
723,246	Globe Trade Centre SA (a)	3,892,780
3,265,000	Nanette Real Estate Group NV	1,666,383

		5,735,010

Russia—1.6%
1,511,100	AFI Development PLC (c)	1,964,430
196,000	AFI Development PLC—GDR (c)	254,800
931,650	LSR Group OJSC—ADR (a)(c)	1,788,768
813,200	Mirland Development Corp. (a)	601,506
1,092,572	PIK Group—GDR (a)(c)	1,966,629
1,724,911	RGI International, Ltd. (a)	741,712

		7,317,845

Spain—0.1%
194,855	Realia Business SA	567,188

Sweden—1.9%
765,596	JM AB	5,329,626
1,602,850	Rezidor Hotel Group AB	3,108,326

		8,437,952

Turkey—0.1%
1,000,000	The Ottoman Fund, Ltd. (a)	473,394

Ukraine—0.1%
1,180,000	KDD Group NV (a)	301,123

United Kingdom—11.3%
916,586	Great Portland Estates PLC	4,162,787
1,062,249	Helical Bar PLC	5,350,767
4,665,427	Minerva (a)	828,219
15,699,741	Regus PLC	17,883,635
50,928,186	Segro PLC	18,081,815
817,540	Shaftesbury PLC	4,233,013

		50,540,236

	Total Europe (Cost $437,887,038)	144,833,207

North & South America—33.5%
Brazil—23.9%
5,672,800	Agra Empreendimentos Imobiliarios SA	5,960,593
1,246,300	BR Malls Participacoes SA (a)	9,326,112
3,813,283	Brascan Residential Properties SA	6,532,726
2,908,200	Brasil Brokers Participacoes	3,587,172
1,059,800	Camargo Correa Desenvolvimento Imobiliario SA	1,617,091
1,500,000	Construtora Tenda SA (a)	2,590,283
948,480	Cyrela Brazil Realty SA	5,897,263
2,906,710	Cyrela Commercial Properties SA	12,216,694
1,722,900	Ez Tec Empreendimentos e Participacoes SA	2,699,718
1,087,900	General Shopping Brasil SA (a)	1,659,968
767,400	Iguatemi Empresa De Shopping Centers SA	5,749,496
2,523,500	JHSF Participacoes SA	2,028,991
931,580	Klabin Segall SA	897,980
763,900	MRV Engenharia	7,415,827

Shares	Security Description	Value

Common Stocks—continued
North & South America—continued
1,058,800	Multiplan Empreendimentos	$8,247,123
1,433,100	PDG Realty SA	13,486,768
989,700	Rodobens Negocios Imobiliarios SA	6,551,430
815,600	Sao Carlos Empreendimentos	5,439,942
2,036,800	Tecnisa SA	5,071,180

		106,976,357

Canada—2.4%
172,900	Brookfield Properties Co.	1,291,563
150,100	ClubLink Corp.	817,607
386,000	Crombie Real Estate Investment Trust (c)	2,248,135
278,925	Killam Properties, Inc.	1,215,461
400,000	Killam Properties, Inc. (c)	1,743,065
683,500	Lakeview Hotel Real Estate Investment Trust	257,752
133,000	Lakeview Hotel Real Estate Investment Trust (c)	50,155
91,700	Mainstreet Equity Corp. (a)	539,457
300,000	Mainstreet Equity Corp. (a)(c)	1,764,854
252,700	Parkbridge Lifestyles Communities, Inc. (a)	741,180

		10,669,229

Mexico—0.6%
23,555	Desarrolladora Homex SA de CV—ADR (a)	437,887
2,144,663	Urbi Desarrollos Urbanos SA de CV (a)	2,323,929

		2,761,816

United States—6.6%
27,450	Alexander’s, Inc.	5,986,296
270,000	Host Hotels & Resorts, Inc.	2,076,300
818,700	Orient-Express Hotels Ltd.— Class A	5,296,989
250,000	ProLogis	2,277,500
562,300	Sunrise Senior Living, Inc. (a)	1,433,865
519,696	Verde Realty (a)(b)(f)	12,732,552

		29,803,502

	Total North & South America (Cost $295,015,450)	150,210,904

	Total Common Stocks (Cost $1,061,610,114)	451,905,814

Equity-Linked Structured Notes—1.3%
1,173,000	Merrill Lynch & Co., Inc.—Indiabulls Real Estate	3,023,051
1,190,000	Merrill Lynch & Co., Inc.—Phoenix Mills Ltd.	2,600,710

	Total Equity-Linked Structured Notes (Cost $12,416,041)	5,623,761

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
April 30, 2009 (Unaudited)

Shares	Security Description	Value

Warrants—0.4%
4,538,040	Hong Kong Energy Holdings Ltd. Expiration: May, 2011,	$251,786
	Exercise Price: HKD 0.300 (a)
16,134,400	SP Setia Berhad Expiration: January, 2013,	1,767,533
	Exercise Price: MYR 4.480 (a)

	Total Warrants (Cost $4,862,308)	2,019,319

Short-Term Investments—0.0%
977	Federated Treasury Obligations Fund	977

	Total Short-Term Investments (Cost $977)	977

	Total Investments (Cost $1,078,889,440)—102.6%	459,549,871
	Liabilities in Excess of Other Assets—(2.6)%	(11,623,298)

	TOTAL NET ASSETS—100.0%	$447,926,573

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

GDR—Global Depository Receipt

HKD—Hong Kong Dollar

MYR—Malaysian Ringgit

(a)	Non-income producing security.

(b)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 5.0% of the Fund’s net assets.

(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 2.6% of the Fund’s net assets.

(d)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Trustees. Illiquid securities restricted under Rule 144A comprised 0.0% of the Fund’s net assets.

(e)	Affiliated issuer. See Note 6 in the Notes to Financial Statements.

(f)	Illiquid security.

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments
April 30, 2009 (Unaudited)

Shares	Security Description	Value

Common Stocks—54.5%
Asia—22.8%
China—11.1%
50,000	C C Land Holdings Ltd.	$16,774
75,000	Franshion Properties	20,322
12,000	Guangzhou R&F Properties Co.,Ltd.	19,634
22,000	Hopson Development	17,117
34,000	Sino-Ocean Land Holdings	25,270
11,000	Yanlord Land Group	10,699
36,500	Soho China, Ltd.	17,708

		127,524

Hong Kong—2.6%
7,000	Kerry Properties	21,406
6,000	Shangri-La Asia, Ltd.	8,872

		30,278

India—2.4%
5,000	Hirco PLC (a)	6,269
4,000	Indiabulls Properties Investment Trust (a)	621
30,000	Unitech Corporate Parks (a)	7,656
4,000	Yatra Capital Ltd. (a)	12,384

		26,930

Vietnam—2.8%
20,000	JSM Indochina Ltd.	9,150
20,000	VinaLand Ltd. (a)	9,600
100,000	Aseana Properties Ltd. (a)	13,250

		32,000

Singapore—1.0%
28,000	Banyan Tree Holdings, Ltd.	6,714
5,000	Mandarin Oriental	4,950

		11,664

Thailand—2.9%
50,000	Central Pattana Public Company, Ltd.	20,264
80,000	Preuksa Real Estate PCL	12,943
		33,207

	Total Asia	261,603

Middle East/Africa—3.4%
Egypt—1.3%
500	Orascom Development (a)	14,763

United Arab Emirates—2.1%
10,000	Kingdom Hotel Investments—GDR (a)	24,000

	Total Middle East/Africa	38,763

Europe—6.8%
Greece—2.3%
4,000	Babis Vovos SA (a)	25,933

Poland—0.9%
2,000	Globe Trade Centre SA (a)	10,765

Shares	Security Description	Value

Common Stocks—continued
Europe—continued
Russia—3.2%
6,000	AFI Development PLC—GDR (b)	$7,800
4,000	LSR Group OJSC—ADR (a)(b)	7,680
4,000	PIK Group—GDR (a)(b)	7,200
20,000	Raven Russia	6,805
16,000	RGI International Ltd. (a)	6,880

		36,365

Ukraine—0.4%
20,000	KDD Group NV (b)	5,104

	Total Europe	78,167

North & South America—21.5%
Brazil—19.0%
12,437	Agra Empreendimentos Imobiliarios SA	13,068
2,000	BR Malls Participacoes SA (a)	14,966
1,000	Brasil Brokers Participacoes	1,233
8,000	Camargo Correa Desenvolvimento Imobiliario SA	12,207
9,000	Construtora Tenda SA (a)	15,542
2,000	Cyrela Brazil Realty SA	12,435
3,000	Cyrela Commercial Properties SA	12,609
10,000	General Shopping Brasil SA (a)	15,258
100	Invest Tur Desenvolvimento Imobiliario Turistico SA (a)	10,051
10,000	JHSF Participacoes SA	8,040
2,000	MRV Engenharia	19,416
2,000	Multiplan Empreendimentos (a)	15,578
3,000	PDG Realty SA	28,233
1,000	Rodobens Negocios Imobiliarios SA	6,620
1,000	Sao Carlos Empreendimentos	6,670
5,000	Tecnisa SA	12,449
10,000	Trisul SA	14,025

		218,400

Chile—1.2%
20,000	Parque Arauco SA	13,408

Mexico—1.4%
300	Desarrolladora Homex SA de CV—ADR (a)	5,577
9,194	Urbi Desarrollos Urbanos SA de CV (a)	9,962

		15,539
	Total North & South America	247,347

	Total Common Stocks (Cost $493,611)	625,880

Equity-Linked Structured Notes—2.1%
India—2.1%
5,000	Merrill Lynch & Co., Inc.—Indiabulls Real Estate	12,886
5,000	Merrill Lynch & Co., Inc.—Phoenix Mills Ltd.	10,927

	Total Equity-Linked Structured Notes (Cost $23,813)	23,813

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments—Continued
April 30, 2009 (Unaudited)

Shares	Security Description	Value

Short-Term Investments—60.5%
694,189	Federated Treasury Obligations Fund	$694,189

	Total Short-Term Investments (Cost $694,189)	694,189

	Total Investments (Cost $1,220,846)—117.1%	1,343,882

	Liabilities in Excess of Other Assets—(17.1)%	(196,081)

	TOTAL NET ASSETS—100.0%	$1,147,801

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

GDR—Global Depository Receipt

(a) Non-income producing security.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 1.7% of the Fund’s net assets.

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments
April 30, 2009 (Unaudited)

Shares	Security Description	Value

Common Stocks—87.3%
Capital Goods—7.9%
800	Gamesa Corp. Tecnologica SA	$15,232
550	Grupo Ferrovial SA	16,060
300	Hochtief AG	14,722
4,500	NWS Holdings, Ltd.	9,046
95	URS Corp. (a)	4,186
635	Vinci SA	28,734

		87,980

Energy—5.7%
1,295	El Paso Pipeline Partners LP	25,007
650	Enbridge, Inc.	20,059
355	Nustar Energy LP	17,888

		62,954

Materials—0.7%
165	Vulcan Materials Co.	7,846

Media—5.5%
2,175	Comcast Corp.	33,625
425	Rogers Communications, Inc.	10,447
925	SES SA	16,779

		60,851

Technology Hardware & Equipment—5.2%
1,575	Cisco Systems, Inc. (a)	30,429
625	CommScope, Inc. (a)	15,687
3,250	ZTE Corp.	11,071

		57,187

Telecommunication Services—14.5%
820	American Tower Corp.—Class A (a)	26,043
1,125	AT&T, Inc.	28,823
1,100	China Mobile Ltd.	9,552
1,600	Deutsche Telekom AG	19,349
1,125	France Telecom SA	25,111
380	Millicom International Cellular SA	18,415
1,050	Royal KPN NV	12,655
11,400	Vodafone Group PLC	21,030

		160,978

Transportation—21.0%
1,050	Abertis Infraestructuras SA	18,894
275	Aeroports de Paris	15,973
850	Atlantia SPA	15,104
225	Canadian National Railway Co.	9,096
2,435	Cintra Concesiones de Infraestructuras	13,402
400	East Japan Railway	22,551
500	Hamburger Hafern Und Logistik	18,054
8,300	Macquarie Airports	10,918
3,275	Macquarie Infrastructure Co. LLC	8,122
550	Oesterreichische Post AG	16,148
210,000	Shenzhen International Holdings	10,568
4,000	Transport International Holdings	10,839
3,300	Transurban Group	10,696
400	Union Pacific Corp.	19,656
740	Vopak NV	32,868

		232,889

Shares	Security Description	Value

Common Stocks—continued
Utilities—26.8%
325	Allegheny Energy, Inc.	$8,424
675	American Electric Power Co, Inc.	17,806
12,500	Babcock & Brown Wind Partners	11,446
2,375	Centrica PLC	7,976
1,812	Duet Group	2,160
475	E.ON AG	16,114
400	Electricite de France	18,687
1,130	Enagas SA	19,780
250	Exelon Corp.	11,533
525	Fortum OYJ	10,683
310	FPL Group, Inc.	16,675
725	GDF Suez	26,187
1,700	Iberdrola SA	13,586
600	ITC Holdings Corp.	26,118
1,800	National Grid PLC	15,032
675	Northeast Utilities	14,189
500	NRG Energy, Inc. (a)	8,990
2,250	Pennon Group, PLC	14,804
3,875	Snam Rete Gas SPA	15,381
350	The Southern Company	10,108
900	Suez Environnement	13,825

		299,504

	Total Common Stocks (Cost $937,731)	970,189

Rights—0.3%
3,875	Snam Rete Gas SPA (a)	2,974

	Total Rights (Cost $3,606)	2,974

Warrants—0.6%
52,500	Groupe Eurotunnel Expiration: December, 2011,
	Exercise Price: 0.400 EUR (a)	7,085

	Total Warrants (Cost $6,368)	7,085

Short-Term Investments—16.1%
178,349	Federated Treasury Obligations Fund	178,349

	Total Short-Term Investments (Cost $178,349)	178,349

	Total Investments (Cost $1,126,054)—104.3%	1,158,597

	Liabilities in Excess of Other Assets—(4.3)%	(47,630)

	TOTAL NET ASSETS—100.00%	$1,110,967

Percentages are stated as a percent of net assets.

EUR—European Euro

(a) Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
April 30, 2009 (Unaudited)

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund	Emerging Markets Real Estate Fund	Global Infrastructure Fund

ASSETS:
Investments, at value (1)
Unaffiliated issuers	$42,420,546	$67,527,257	$454,755,326	$1,343,882	$1,158,597
Affiliated issuers	—	—	4,794,545	—	—
Receivable for capital shares issued	27,539	41,415	455,885	—	—
Receivable for investment securities sold	1,023,565	871,505	18,751,748	—	18,801
Due from Adviser	—	—	—	16,331	14,284
Dividends and interest receivable	3,440	96,730	2,241,334	881	2,648
Prepaid expenses and other assets	57,100	27,284	30,463	6,719	5,328

Total assets	43,532,190	68,564,191	481,029,301	1,367,813	1,199,658

LIABILITIES:
Payable for capital shares redeemed	11,469	28,974	1,644,147	—	—
Payable for investment securities purchased	714,811	—	948,760	210,934	79,848
Payable to custodian	—	—	—	23	—
Accrued expenses and other liabilities:
Investment advisory fees	29,817	47,657	335,035	—	—
Line of credit	292,000	4,055,000	29,730,000	—	—
Other	64,585	80,223	444,786	9,055	8,843

Total liabilities	1,112,682	4,211,854	33,102,728	220,012	88,691

Net Assets	$42,419,508	$64,352,337	$447,926,573	$1,147,801	$1,110,967

Net assets represented by:
Capital stock	$120,054,415	$113,139,503	$1,863,492,041	$1,027,370	$1,074,910
Accumulated undistributed net investment income (loss)	198,845	(605,459)	1,893,885	(5,022)	5,760
Accumulated net realized gains (losses) from investments and foreign currency translation	(45,733,902)	(21,414,916)	(798,138,824)	4,311	(1,957)
Net unrealized appreciation (depreciation) on:
Investments	(32,099,850)	(26,767,207)	(619,339,569)	123,036	32,543
Foreign currency translation	—	416	19,040	(1,894)	(289)

Total Net Assets	$42,419,508	$64,352,337	$447,926,573	$1,147,801	$1,110,967

Net asset value
Net assets	$42,419,508	$64,352,337	$447,926,573	$1,147,801	$1,110,967
Shares of beneficial interest issued and outstanding	3,302,384	8,088,650	33,045,531	102,642	107,567
Net asset value, offering price and redemption price per share	$12.85	$7.96	$13.55	$11.18	$10.33

(1) Cost of investments
Unaffiliated issuers	$74,520,396	$94,294,464	$1,048,133,505	$1,220,846	$1,126,054
Affiliated issuers	—	—	30,755,935	—	—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the six months ended April 30, 2009 (Unaudited)

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund	Emerging Markets Real Estate Fund (1)	Global Infrastructure Fund (1)

INVESTMENT INCOME:
Interest income	$—	$7,132	$—	$875	$276
Dividend income*	867,683	3,502,759	5,977,144	856	12,272

Total investment income	867,683	3,509,891	5,977,144	1,731	12,548

EXPENSES:
Investment advisory fees	177,254	322,305	2,037,455	5,002	5,028
Administration fees	6,556	10,845	62,962	238	229
Fund accounting fees	4,221	6,986	40,550	153	143
Audit and tax fees	11,478	10,498	10,942	12,692	12,002
Custodian fees	1,434	2,440	11,408	50	50
Legal fees	3,334	8,984	29,271	6,842	4,786
Registration and filing fees	11,260	12,023	24,506	2,468	3,258
Printing and mailing fees	19,060	27,757	177,825	268	248
Transfer agent fees	6,553	10,844	62,966	240	231
Trustee fees	253	473	2,798	6	7
Interest expense	13,608	37,901	212,282	—	—
Other fees	2,541	5,878	25,111	127	118

Total expenses before expense waiver by Adviser	257,552	456,934	2,698,076	28,086	26,100
Expense waiver by Adviser (Note 5)	—	—	—	(21,333)	(19,312)

Net expenses	257,552	456,934	2,698,076	6,753	6,788

Net investment income (loss)	610,131	3,052,957	3,279,068	(5,022)	5,760

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(18,850,696)	(20,787,512)	(397,490,165)	4,310	5,917
Foreign currency translation	—	(717)	(1,630,030)	1	(7,874)

Net realized gain (loss)	(18,850,696)	(20,788,229)	(399,120,195)	4,311	(1,957)

Change in unrealized appreciation (depreciation) on:
Investments	14,757,552	1,952,737	416,778,480	123,036	32,543
Foreign currency translation	—	(526)	(200,606)	(1,894)	(289)

Net change in unrealized appreciation	14,757,552	1,952,211	416,577,874	121,142	32,254

Net realized and unrealized gain (loss) on investments	(4,093,144)	(18,836,018)	17,457,679	125,453	30,297

Change in net assets resulting from operations	$(3,483,013)	$(15,783,061)	$20,736,747	$120,431	$36,057

* Net of foreign taxes withheld	$892	$15,632	$437,534	$21	$1,087

(1)	Fund commenced operations on November 3, 2008.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statement of Cash Flows
For the six months ended April 30, 2009 (Unaudited)

Realty Income & Growth Fund

CASH FLOWS FROM OPERATING ACTIVITIES:
Change in net assets resulting from operations	$(15,783,061)
Adjustments to reconcile change in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(28,008,867)
Proceeds from sales of investments	36,884,366
Decrease in dividends and interest receivable	67,846
Increase in prepaid expenses and other assets	(6,094)
Decrease in accrued expenses and other liabilities	(92,384)
Net realized loss on investments	20,787,512
Unrealized appreciation on investments	(1,952,737)

Net cash provided by operating activities	11,896,581

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in line of credit	3,199,000
Proceeds from shares sold	4,347,813
Payment on shares redeemed	(19,269,012)
Cash distributions paid to shareholders	(275,682)

Net cash used in financing activities	(11,997,881)

Net change in cash	$—

CASH:
Beginning Balance	101,300

Ending Balance	$—

Supplemental disclosure of cash flow information:

During the six months ended April 30, 2009, the Realty Income & Growth Fund paid cash of $63,273 in interest.

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $3,382,734.

Alpine Mutual Funds

Statements of Changes in Net Assets

	U.S. Real Estate Equity Fund

	Six Months Ended April 30, 2009	Year Ended October 31, 2008

	(Unaudited)
OPERATIONS:
Net investment income	$610,131	$2,581,541
Net realized loss on investments	(18,850,696)	(19,924,155)
Change in unrealized appreciation (depreciation) on investments	14,757,552	(60,060,227)

Change in net assets resulting from operations	(3,483,013)	(77,402,841)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(411,286)	(1,790,143)
From net realized gain on investments	—	—
From tax return of capital	—	(335,086)

Change in net assets resulting from distributions to shareholders	(411,286)	(2,125,229)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,358,007	4,129,264
Dividends reinvested	396,723	2,050,545
Redemption fees	1,609	4,141
Cost of shares redeemed	(2,847,321)	(27,882,257)

Change in net assets resulting from capital share transactions	(1,090,982)	(21,698,307)

Total change in net assets	(4,985,281)	(101,226,377)

NET ASSETS:
Beginning of period	47,404,789	148,631,166

End of period*	$42,419,508	$47,404,789

* Including accumulated undistributed net investment income of:	$198,845	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Realty Income & Growth Fund

	Six Months Ended April 30, 2009	Year Ended October 31, 2008

	(Unaudited)
OPERATIONS:
Net investment income	$3,052,957	$15,796,152
Net realized gain (loss) on:
Investments	(20,787,512)	11,474,089
Foreign currency translation	(717)	(5,488)
Change in unrealized appreciation (depreciation) on:
Investments	1,952,737	(191,509,791)
Foreign currency translation	(526)	(31,920)

Change in net assets resulting from operations	(15,783,061)	(164,276,958)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,658,416)	(9,583,848)
From net realized gain on investments	—	(37,038,174)

Change in net assets resulting from distributions to shareholders	(3,658,416)	(46,622,022)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,276,777	65,719,804
Dividends reinvested	3,382,734	43,907,486
Redemption fees	8,742	42,370
Cost of shares redeemed	(19,144,892)	(335,942,961)

Change in net assets resulting from capital share transactions	(11,476,639)	(226,273,301)

Total change in net assets	(30,918,116)	(437,172,281)

NET ASSETS:
Beginning of period	95,270,453	532,442,734

End of period*	$64,352,337	$95,270,453

* Including accumulated undistributed net investment loss of:	$(605,459)	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	International Real Estate Equity Fund

	Six Months Ended April 30, 2009	Year Ended October 31, 2008

	(Unaudited)
OPERATIONS:
Net investment income	$3,279,068	$23,385,647
Net realized loss on:
Investments	(397,490,165)	(397,083,969)
Foreign currency translation	(1,630,030)	(3,855,535)
Forward currency contracts	—	(10,062,570)
Swap contracts	—	(84,458)
Change in unrealized appreciation (depreciation) on:
Investments	416,778,480	(1,400,661,788)
Foreign currency translation	(200,606)	193,642
Swap contracts	—	(246,100)

Change in net assets resulting from operations	20,736,747	(1,788,415,131)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(24,442,941)
From net realized gain on investments	—	(111,723,042)
From tax return on capital	—	(3,595,986)

Change in net assets resulting from distributions to shareholders	—	(139,761,969)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	60,514,250	1,013,466,466
Dividends reinvested	—	126,680,128
Redemption fees	80,171	463,001
Cost of shares redeemed	(217,358,069)	(1,182,612,997)

Change in net assets resulting from capital share transactions	(156,763,648)	(42,003,402)

Total change in net assets	(136,026,901)	(1,970,180,502)

NET ASSETS:
Beginning of period	583,953,474	2,554,133,976

End of period*	$447,926,573	$583,953,474

* Including accumulated undistributed net investment income (loss) of:	$1,893,885	$(1,385,183)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

Emerging Markets Real Estate Fund

Period Ended April 30, 2009 (1)

(Unaudited)

OPERATIONS:
Net investment loss	$(5,022)
Net realized gain on:
Investments	4,310
Foreign currency translation	1
Change in unrealized appreciation (depreciation) on:
Investments	123,036
Foreign currency translation	(1,894)

Change in net assets resulting from operations	120,431

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—
From net realized gain on investments	—

Change in net assets resulting from distributions to shareholders	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,027,370
Dividends reinvested	—
Redemption fees	—
Cost of shares redeemed	—

Change in net assets resulting from capital share transactions	1,027,370

Total change in net assets	1,147,801

NET ASSETS:
Beginning of period	—

End of period*	$1,147,801

* Including accumulated undistributed net investment loss of:	$(5,022)

(1)    Fund commenced operations on November 3, 2008.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

Global Infrastructure Fund

Period Ended April 30, 2009 (1)

(Unaudited)

OPERATIONS:
Net investment income	$5,760
Net realized gain (loss) on:
Investments	5,917
Foreign currency translation	(7,874)
Change in unrealized appreciation (depreciation) on:
Investments	32,543
Foreign currency translation	(289)

Change in net assets resulting from operations	36,057

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—
From net realized gain on investments	—

Change in net assets resulting from distributions to shareholders	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,074,910
Dividends reinvested	—
Redemption fees	—
Cost of shares redeemed	—

Change in net assets resulting from capital share transactions	1,074,910

Total change in net assets	1,110,967

NET ASSETS:
Beginning of period	—

End of period*	$1,110,967

* Including accumulated undistributed net investment income of:	$5,760

(1)    Fund commenced operations on November 3, 2008.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

			U.S. Real Estate Equity Fund
	Six Months Ended April 30, 2009
			Year Ended October 31,

			2008	2007	2006	2005	2004

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$13.86		$34.97	$38.27	$39.45	$34.51	$29.21

Income from investment operations:
Net investment income (loss)	0.18		0.53	0.15	(0.20)	0.12	(0.05	)(a)
Net realized and unrealized gains (losses) on investments	(1.07)		(21.11)	(0.28)	0.62	7.47	6.61

Total from investment operations	(0.89)		(20.58)	(0.13)	0.42	7.59	6.56

Redemption fees	0.00	(b)	0.00 (b)	0.02	0.00 (b)	—	—
Less Distributions:
From net investment income	(0.12)		(0.43)	(0.05)	(0.03)	(0.09)	—
From net realized gains on investments	—		—	(3.11)	(1.57)	(2.56)	(1.26)
From tax return on capital	—		(0.10)	(0.03)	—	—	—

Total distributions	(0.12)		(0.53)	(3.19)	(1.60)	(2.65)	(1.26)

Net asset value per share, end of period	$12.85		$13.86	$34.97	$38.27	$39.45	$34.51

Total return	–6.51	%(c)	–59.54%	–0.88%	0.74%	22.18%	23.12%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$42,420		$47,405	$148,631	$269,414	$556,648	$216,773
Ratio of total expenses to average net assets	1.45	%(d)	1.70%	1.58%	2.01%	1.19%	1.31%
Ratio of interest expense to average net assets	0.07	%(d)	0.50%	0.39%	0.82%	0.01%	0.03%
Ratio of expenses to average net assets excluding interest expense	1.38	%(d)	1.20%	1.19%	1.19%	1.18%	1.28%
Ratio of net investment income (loss) to average net assets	3.44	%(d)	2.68%	0.42%	(0.39)%	0.16%	(0.17)%
Portfolio turnover	65%		68%	49%	19%	34%	73%

(a)

Net investment loss per share is caluculated using accumulated undistributed net investment loss per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

			Realty Income & Growth Fund
	Six Months Ended April 30, 2009
			Year Ended October 31,

			2008	2007	2006	2005		2004

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$9.95		$25.12	$27.75	$21.92	$19.97		$16.67

Income from investment operations:
Net investment income	0.36		0.99	0.91	0.65	1.06		0.71 (a)
Net realized and unrealized gains (losses) on investments	(1.92)		(13.46)	(1.54)	6.35	2.07		3.45

Total from investment operations	(1.56)		(12.47)	(0.63)	7.00	3.13		4.16

Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	—		—
Less Distributions:
From net investment income	(0.43)		(0.99)	(0.95)	(0.87)	(0.84)		(0.82)
From net realized gains on investments	—		(1.71)	(1.05)	(0.30)	(0.34)		(0.04)

Total distributions	(0.43)		(2.70)	(2.00)	(1.17)	(1.18)		(0.86)

Net asset value per share, end of period	$7.96		$9.95	$25.12	$27.75	$21.92		$19.97

Total return	–15.35	%(c)	–54.62%	–2.53%	32.91%	15.92%		25.51%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$64,352		$95,270	$532,443	$850,075	$641,224		$394,153
Ratio of total expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.42	%(d)	1.56%	1.29%	1.17%	1.18%		1.25%
After waivers, reimbursements, and recoveries	1.42	%(d)	1.43%	1.29%	1.17%	1.18%		1.25%
Ratio of interest expense to average net assets	0.12	%(d)	0.40%	0.14%	0.01%	0.00	%(b)	0.01%
Ratio of expenses to average net assets excluding interest expense:
Before waivers, reimbursements, and recoveries	1.30	%(d)	1.16%	1.15%	1.16%	1.18%		1.24%
After waivers, reimbursements, and recoveries	1.30	%(d)	1.03%	1.15%	1.16%	1.18%		1.24%
Ratio of net investment income to average net assets	9.47	%(d)	5.55%	3.34%	2.67%	3.47%		3.85%
Portfolio turnover	35%		23%	33%	33%	34%		65%

(a)

Net investment income per share is calculated using accumulated undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share or 0.005%.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

			International Real Estate Equity Fund
	Six Months Ended April 30, 2009
			Year Ended October 31,

			2008	2007	2006	2005		2004

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$12.26		$47.58	$37.56	$28.89	$24.28		$20.23

Income from investment operations:
Net investment income	0.09		0.35	0.63	0.50	0.74	(a)	0.29	(a)
Net realized and unrealized gains (losses) on investments	1.20		(33.05)	10.78	8.90	5.71		4.30

Total from investment operations	1.29		(32.70)	11.41	9.40	6.45		4.59

Redemption fees	0.00	(b)	0.01	0.02	0.01	—		—
Less Distributions:
From net investment income	—		(0.45)	(0.63)	(0.39)	(0.73)		(0.44)
From net realized gains on investments	—		(2.10)	(0.78)	(0.35)	(1.11)		(0.10)
From tax return of capital	—		(0.08)	—	—	—		—
Total distributions	—		(2.63)	(1.41)	(0.74)	(1.84)		(0.54)

Net asset value per share, end of period	$13.55		$12.26	$47.58	$37.56	$28.89		$24.28

Total return	10.52	%(c)	–72.46%	31.16%	33.19%	27.29%		23.25%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$447,927		$583,953	$2,554,134	$771,999	$290,747		$87,621
Ratio of total expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.32	%(d)	1.22%	1.14%	1.17%	1.18%		1.35%
After waivers, reimbursements, and recoveries	1.32	%(d)	1.22%	1.14%	1.17%	1.18%		1.35%
Ratio of interest expense to average net assets	0.10	%(d)	0.06%	0.00%	0.02%	0.00	%(b)	0.00	%(b)
Ratio of expenses to average net assets excluding interest expense:
Before waivers, reimbursements, and recoveries	1.22	%(d)	1.16%	1.14%	1.15%	1.18%		1.35%
After waivers, reimbursements, and recoveries	1.22	%(d)	1.16%	1.14%	1.15%	1.18%		1.35%
Ratio of net investment income to average net assets	1.61	%(d)	1.29%	1.08%	1.16%	1.22%		1.40%
Portfolio turnover	19%		42%	31%	30%	10%		38%

(a)

Net investment income per share is calculated using accumulated undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share or 0.005%.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Emerging Markets Real Estate Fund

	Period Ended April 30, 2009 (a)

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$10.00

Income from investment operations:
Net investment loss	(0.05)
Net realized and unrealized gains on investments	1.23

Total from investment operations	1.18

Redemption fees	—
Less Distributions:
From net investment income	—
From net realized gains on investments	—

Total distributions	—

Net asset value per share, end of period	$11.18

Total return	11.90	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,148
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	5.61	%(c)
After waivers, reimbursements, and recoveries	1.35	%(c)
Ratio of net investment income to average net assets	(1.00	)%(c)
Portfolio turnover	9%

(a)	For the period from November 3, 2008 (inception of fund) to April 30, 2009.

(b)	Not annualized.

(c)	Annualized.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Global Infrastructure Fund

	Period Ended April 30, 2009 (a)

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$10.00

Income from investment operations:
Net investment income	0.05
Net realized and unrealized gains on investments	0.28

Total from investment operations	0.33

Redemption fees	0.00
Less Distributions:
From net investment income	—
From net realized gains on investments	—

Total distributions	—

Net asset value per share, end of period	$10.33

Total return	3.30	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,111
Ratio of total expenses to average net assets:
Before waivers, reimbursements, and recoveries	5.19	%(c)
After waivers, reimbursements, and recoveries	1.35	%(c)
Ratio of net investment income to average net assets	1.15	%(c)
Portfolio turnover	45%

(a)	For the period from November 3, 2008 (inception of fund) to April 30, 2009.

(b)	Not annualized.

(c)	Annualized.

Alpine Mutual Funds

Notes to Financial Statements
April 30, 2009 (Unaudited)

1.	Organization:

Alpine Equity Trust (the “Equity Trust”) was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. The Alpine U.S. Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine International Real Estate Equity Fund, Alpine Emerging Markets Real Estate Fund and Alpine Global Infrastructure Fund are five separate funds of the Equity Trust (individually referred to as a “Fund” and collectively, “the Funds”). The Alpine U.S. Real Estate Equity Fund, Alpine International Real Estate Equity Fund, Alpine Emerging Markets Real Estate Fund and Alpine Global Infrastructure Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Emerging Markets Real Estate Fund and Global Infrastructure Fund commenced operations on November 3, 2008.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter admitted to trading on the National Association of Securities Dealers Automated Quotation Market System (“NASDAQ”) at the last quoted sales price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Over-the-counter securities are valued at the last quoted sales price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

For example, fair value pricing may be used where: (i) a security is illiquid (restricted securities and repurchase agreements maturing in more than seven days); (ii) the market or exchange for a security is closed on an ordinary trading day and no other market prices are available; (iii) the security is so thinly traded that there have been no transactions in the stock over an extended period; or (iv) the validity of a market quotation received is questionable. In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as when trading of a security on an exchange is suspended; or when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (applicable to foreign securities).

Among those factors that may be considered when fair valuing a security are: fundamental analytical data relating to the investment in the security; evaluation of the forces that influence the market in which the security is purchased and sold; type of security or asset; financial statements of issuer; special reports prepared by analysts or the Adviser; information as to any transactions or offers with respect to the security; and the historical tendency of the security’s price to track or respond to general and specific market movements (in terms of indices, sectors, or other market measurements).

As of April 30, 2009, the U.S. Real Estate Equity Fund, the Realty Income & Growth Fund, and the International Real Estate Equity Fund held securities that are fair valued, which comprised 8.3%, 3.3% and 5.0%, respectively, of each Fund’s net assets.

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective November 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2009 (Unaudited)

liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2009:

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund

	Investments in Securities	Investments in Securities	Investments in Securities

Description
Level 1 – Quoted prices	$35,622,006	$63,788,139	$388,511,275
Level 2 – Other significant observable inputs	3,272,010	1,623,200	48,522,297
Level 3 – Significant unobservable inputs	3,526,530	2,115,918	22,516,299

Total	$42,420,546	$67,527,257	$459,549,871

		Emerging Markets Real Estate Fund	Global Infrastructure Fund

		Investments in Securities	Investments in Securities

Description
Level 1 – Quoted prices		$1,306,437	$1,158,597
Level 2 – Other significant observable inputs		37,455	—
Level 3 – Significant unobservable inputs		—	—

Total		$1,343,882	$1,158,597

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund

	Investment in Securities	Investment in Securities	Investment in Securities

Description
Balance as of 10/31/08	$4,102,290	$2,461,374	$26,481,175
Accrued discounts / premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(575,760)	(345,456)	(3,964,876)
Net purchases (sales)	—	—	—
Transfers in and / out of Level 3	—	—	—

Balance as of 4/30/09	$3,526,530	$2,115,918	$22,516,299

B. Security Transactions and Investment Income:

Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2009 (Unaudited)

includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C. Short Sale Transactions:

The Funds are authorized to engage in short selling. Short sales are transactions in which the Funds sell a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer when affecting a short sale. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. The Funds are also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. The Funds must pay the dividend to the lender of the security. Dividends on short positions are recorded as an expense on the ex-dividend date.

All short sales must be fully collateralized. Accordingly, each Fund maintains collateral in a segregated account with its custodian, consisting of cash and/or liquid securities sufficient to collateralize its obligations on short positions.

D. Total Return Swaps:

The Funds may enter into total return swaps. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Payments received or paid are recorded as a realized gain or loss. The risks of entering into a total return swap include the unfavorable fluctuation of interest rates or the price of the underlying security or index, as well as the potential inability of the counterparty to fulfill their obligations under the swap agreement.

E. Line of Credit:

Each Fund has a line of credit with U.S. Bank N.A. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. For the six months ended April 30, 2009, the average interest rate paid on outstanding borrowings under the line of credit was 0.89%, 1.14% and 1.30% for the U.S. Real Estate Equity Fund, Realty Income & Growth Fund and International Real Estate Equity Fund, respectively. The Funds also incur interest expense on custody overdraft charges.

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund	Emerging Markets Real Estate Fund	Global Infrastructure Fund

Total line of credit amount available	$14,510,730	$22,854,730	$160,343,100	$455,938	$399,886
Line of credit outstanding at April 30, 2009	292,000	4,055,000	29,730,000	—	—
Line of credit amount unused at April 30, 2009	14,218,730	18,799,730	130,613,100	455,938	399,886
Average balance outstanding during the period	2,009,050	7,032,320	35,348,483	—	—
Interest expense incurred on line of credit during the period	12,748	37,815	199,508	—	—
Interest expense incurred on custody overdrafts during the period	860	86	12,774	—	—

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2009 (Unaudited)

F. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

G. Dividends and Distributions:

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

H. Foreign Currency Translation Transactions:

The U.S. Real Estate Equity Fund, Realty Income & Growth Fund and Global Infrastructure Fund may invest up to 20%, 35% and 40%, respectively of the value of its total assets in foreign securities. The International Real Estate Equity Fund and Emerging Markets Real Estate Fund will, under normal market conditions, invest no less than 80% of its total assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

I. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

J. Equity-Linked Structured Notes

Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

K. Forward Currency Contracts:

A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2009 (Unaudited)

exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

L. New Accounting Pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. As of April 30, 2009, management does not believe the adoption of SFAS 161 will impact the Financial Statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedge items.

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

U.S. Real Estate Equity Fund

	Six Months Ended April 30, 2009		Year Ended October 31, 2008

	Shares	Amount	Shares	Amount

Shares sold	125,156	$1,358,007	164,535	$4,129,264
Shares issued in reinvestment of dividends	31,662	396,723	70,104	2,050,545
Redemption fees	—	1,609	—	4,141
Shares redeemed	(274,177)	(2,847,321)	(1,065,700)	(27,882,257)

Total net change	(117,359)	$(1,090,982)	(831,061)	$(21,698,307)

Realty Income & Growth Fund

	Six Months Ended April 30, 2009		Year Ended October 31, 2008

	Shares	Amount	Shares	Amount

Shares sold	571,798	$4,276,777	3,421,889	$65,719,804
Shares issued in reinvestment of dividends	447,046	3,382,734	2,266,307	43,907,486
Redemption fees	—	8,742	—	42,370
Shares redeemed	(2,506,903)	(19,144,892)	(17,311,114)	(335,942,961)

Total net change	(1,488,059)	$(11,476,639)	(11,622,918)	$(226,273,301)

International Real Estate Equity Fund

	Six Months Ended April 30, 2009		Year Ended October 31, 2008

	Shares	Amount	Shares	Amount

Shares sold	5,699,951	$60,514,250	30,851,844	$1,013,466,466
Shares issued in reinvestment of dividends	—	—	3,316,234	126,680,128
Redemption fees	—	80,171	—	463,001
Shares redeemed	(20,284,407)	(217,358,069)	(40,215,350)	(1,182,612,997)

Total net change	(14,584,456)	$(156,763,648)	(6,047,272)	$(42,003,402)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2009 (Unaudited)

Emerging Markets Real Estate Fund

	Period Ended April 30, 2009 (1)

	Shares	Amount

Shares sold	102,642	$1,027,370
Shares issued in reinvestment of dividends	—	—
Redemption fees	—	—
Shares redeemed	—	—

Total net change	102,642	$1,027,370

(1) Fund commenced operations on November 3, 2008.

Global Infrastructure Fund

	Period Ended April 30, 2009 (1)

	Shares	Amount

Shares sold	107,567	$1,074,910
Shares issued in reinvestment of dividends	—	—
Redemption fees	—	—
Shares redeemed	—	—

Total net change	107,567	$1,074,910

(1) Fund commenced operations on November 3, 2008.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2009 are as follows:

	Non-U.S. Government		U.S. Government

	Purchases	Sales	Purchases	Sales

U.S. Real Estate Equity Fund	$24,796,995	$26,673,269	—	—
Realty Income & Growth Fund	27,240,365	34,799,811	—	—
International Real Estate Equity Fund	85,264,548	245,858,778	—	—
Emerging Markets Real Estate Fund	548,912	26,565	—	—
Global Infrastructure Fund	1,342,286	399,456	—	—

5.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“the Adviser”) provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the U.S. Real Estate Equity Fund and the Realty Income & Growth Fund, the Adviser is entitled to an annual fee based on each Fund’s average daily net assets, in accordance with the following schedule:

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%

The Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the International Real Estate Equity Fund, Emerging Markets Real Estate Fund and the Global Infrastructure Fund.

The Adviser agreed to reimburse the Realty Income & Growth Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund to the extent necessary to ensure that each Fund’s annual total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) does not exceed 1.50%, 1.35% and 1.35% of each Fund’s average daily net assets, respectively. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Funds to exceed such cap on expenses. For the six months ended April 30, 2009, the Adviser waived investment advisory fees totaling $21,333 and $19,312 for the Emerging Markets Real Estate Fund and Global Infrastructure Fund, respectively. The expense limitations will remain in effect for the Funds unless and until the Board of Trustees of the Equity Trust approve its modification or termination with respect to the Funds.

Alpine Mutual Funds

Notes to Financial Statements—Continued April 30, 2009 (Unaudited)

6.	Transactions with Affiliates

The following issuers are affilliated with the International Real Estate Equity Fund; that is, the Fund held 5% or more of the outstanding voting securities during the six months ended April 30, 2009. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

Fund	Issuer Name	Balance at Nov. 1, 2008	Purchases	Sales	Balance at April 30, 2009	Value at April 30, 2009

International Real Estate Equity Fund	Engel East Europe NV	4,402,500	—	—	4,402,500	$175,847
International Real Estate Equity Fund	Yatra Capital, Ltd.	1,491,800	—	—	1,491,800	4,618,698

7.	Concentration of Credit Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

8.	Federal Income Tax Information:

At October 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund

Cost of investments	$96,933,020	$123,706,173	$1,654,306,682

Gross unrealized appreciation	3,722,767	15,125,772	17,157,262
Gross unrealized depreciation	(52,178,121)	(44,472,403)	(1,065,980,479)

Net unrealized depreciation	(48,455,354)	(29,346,631)	(1,048,823,217)

Undistributed ordinary income	—	—	—
Undistributed long-term capital gain	—	—	—

Total distributable earnings	—	—	—

Other accumulated gains (losses)	(25,285,254)	942	(387,478,998)

Total accumulated losses	$(73,740,608)	$(29,345,689)	$(1,436,302,215)

The tax character of distributions paid during the years ended October 31, 2008 and 2007 were as follows:

	2008	2007

U.S. Real Estate Equity Fund
Ordinary income	$1,790,143	$340,827
Long-term capital gain	—	20,236,935
Return of capital	335,086	236,331

	$2,125,229	$20,814,093

Realty Income & Growth Fund
Ordinary income	$9,583,848	$18,868,053
Long-term capital gain	37,038,174	40,332,752

	$46,622,022	$59,200,805

International Real Estate Equity Fund
Ordinary income	$57,768,770	$14,129,350
Long-term capital gain	78,397,213	17,483,867
Return of capital	3,595,986	—

	$139,761,969	$31,613,237

Alpine Mutual Funds

Notes to Financial Statements—Continued April 30, 2009 (Unaudited)

For the fiscal year ended October 31, 2008, the Realty Income & Growth Fund had $12,824,728 of long-term capital gain distributed to shareholders on redemptions.

Capital loss carryovers as of October 31, 2008 are as follows:

Expiration Date	U.S. Real Estate Equity Fund	International Real Estate Equity Fund

10/31/2015	$5,568,140	—
10/31/2016	$19,717,114	$384,892,332

Effective April 30, 2008, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds included Federal and the state of New York. As of October 31, 2008, open Federal and New York tax years include the tax years ended October 31, 2005 through 2008. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to any Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2008. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months.

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
April 30, 2009

As a shareholder of the U.S. Real Estate Equity Fund, the Realty Income & Growth Fund, the International Real Estate Equity Fund, Emerging Markets Real Estate Fund or the Global Infrastructure Fund, you will incur two types of cost: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 11/1/2008-4/30/2009.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Funds will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 2 months after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

U.S. Real Estate Equity Fund

	Beginning Account Value 11/1/2008	Ending Account Value 4/30/2009	Expenses Paid During Period 11/1/2008-4/30/2009(3)*

Actual (1)	$1,000.00	$934.90	$6.96
Hypothetical (2)	$1,000.00	$1,017.60	$7.25

(1)	Ending account values and expenses paid during period based on a –6.51% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

(3)	Excluding interest expense of 0.07%, the actual and hypothetical expenses paid during the period were $6.62 and $6.90, respectively.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
April 30, 2009

Realty Income & Growth Fund

	Beginning Account Value 11/1/2008	Ending Account Value 4/30/2009	Expenses Paid During Period 11/1/2008–4/30/2009(3)*

Actual (1)	$1,000.00	$846.50	$6.50
Hypothetical (2)	$1,000.00	$1,017.75	$7.10

(1)	Ending account values and expenses paid during period based on a –15.35% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

(3)	Excluding interest expense of 0.12%, the actual and hypothetical expenses paid during the period were $5.95 and $6.51, respectively.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.42%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

International Real Estate Equity Fund

	Beginning Account Value 11/1/2008	Ending Account Value 4/30/2009	Expenses Paid During Period 11/1/2008–4/30/2009(3)*

Actual (1)	$1,000.00	$1,105.20	$6.89
Hypothetical (2)	$1,000.00	$1,018.25	$6.61

(1)	Ending account values and expenses paid during period based on a 10.52% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

(3)	Excluding interest expense of 0.10%, the actual and hypothetical expenses paid during the period were $6.37 and $6.11, respectively.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.32%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Emerging Markets Real Estate Fund

	Beginning Account Value 11/1/2008	Ending Account Value 4/30/2009	Expenses Paid During Period 11/1/2008–4/30/2009(3)*

Actual (1)	$1,000.00	$1,119.00	$6.98
Hypothetical (2)	$1,000.00	$1,018.10	$6.76

(1)	Ending account values and expenses paid during period based on a 11.90% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

*

Actual expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the period November 3, 2008-April 30, 2009, the Fund’s commencement of operations date to the end of the period).

Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
April 30, 2009

Global Infrastructure Fund

	Beginning Account Value 11/1/2008	Ending Account Value 4/30/2009	Expenses Paid During Period 11/1/2008–4/30/2009*

Actual (1)	$1,000.00	$1,033.00	$6.69
Hypothetical (2)	$1,000.00	$1,018.10	$6.76

(1)	Ending account values and expenses paid during period based on a 3.30% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

*

Actual expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the period November 3, 2008-April 30, 2009, the Fund’s commencement of operations date to the end of the period).

Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2009

Investment Adviser and Advisory Contracts

On December 15, 2008, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contracts or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contracts for the Funds. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Funds’ counsel and the Funds’ administrator (“USBFS”). The Board Members considered a variety of factors, including the following:

The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided to each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.

After reviewing the diligence materials provided by USBFS, the Adviser and Fund Counsel, the Board began a discussion to assess the overall quality of services the Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of each Fund managed by the Adviser, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Adviser involved in the day-to-day activities of each Fund. The Board also considered, with regard to each Fund, the prior relationship between the Adviser and the Fund, as well as the Board’s knowledge of the Adviser’s operations. The Trustees also considered the Adviser’s marketing activity and commitment to Fund growth. The Trustees also considered the structure and effectiveness of the Adviser’s compliance procedures and the Adviser’s record of willingness to meet in person with the Trustees to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.

The Board Members also evaluated the investment performance of the Funds on an absolute basis, relative to their respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable) and in comparison to their relative peer groups.

The Board Members also reviewed Lipper analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that each Fund’s fee structure is competitive with funds having similar investment goals and strategies.

The Board Members considered each Fund’s total expense ratios and contractual investment advisory fees compared to its respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Board Members also considered the amount and nature of fees paid by shareholders.

The Trustees also considered the overall profitability of the Adviser, reviewing certain financial information and noting in particular whether the Adviser had subsidized a Fund’s operations in its early years and whether it had recouped the amount of these subsidies. The Trustees considered both the direct and indirect benefits to the Adviser from advising the Funds. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, as well as each Fund’s brokerage and commissions. The Board Members considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the Realty Income & Growth Fund, the Emerging Markets Real Estate Fund and the Global Infrastructure Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund’s management fee and expense ratio are within the average range compared to its peer funds.

Based on the Board Members’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2009

Information about Trustees and Officers

The business and affairs of the Funds are managed under the direction of the Trusts’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee

Laurence B. Ashkin (80)	Independent Trustee	Indefinite, since the Trust’s inception	Real estate developer since 1980; Founder and President of Centrum Properties, Inc. since 1980.	16	Board of Trustees Chairman, Perspective Charter Schools, Chicago, IL; Director, Chicago Public Radio; Trustee of each of the Alpine Trusts.*

H. Guy Leibler (54)	Independent Trustee	Indefinite, since the Trust’s inceptions.	Private investor, since 2007; Vice Chair & Chief Operating Officer of L&L Acquisitions, LLC (2004–2007); President, Skidmore, Owings & Merrill LLP (2001–2004).	16	Chairman Emeritus, White Plains Hospital Center; Trustee, each of the Alpine Trusts*

Jeffrey E. Wacksman (48)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	16

Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc. (Women’s Sportswear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.*

*

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2009

Interested Trustees & Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (52)	Interested Trustee, President and Portfolio Manager	Indefinite, since the Trust’s inception	CEO of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	16	Trustee, each of the Alpine Trusts.

Stephen A. Lieber*** (83)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

Robert W. Gadsden (51)	Vice President and Portfolio Manager	Indefinite, since 1999	Portfolio Manager and Senior Real Estate Analyst of Alpine Woods Capital Investors, LLC since 1999. Formerly Vice President, Prudential Realty Group (1990-1999).	N/A	None

John Megyesi (48)	Chief Compliance Officer	Indefinite, since January 2009

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

				N/A	None

Victor Chan (37)	Chief Financial Officer	Indefinite, since April 2009	Chief Financial Officer, Alpine Woods Capital Investors, LLC since April 2009; Audit Manager, RSM McGladrey & Pullen LLP (2004- 2009).	N/A	None

Meimei Li (45)	Treasurer	Indefinite, since March 2009	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant, Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin LLP (2001-2005).	N/A	None

Andrew Pappert (29)	Secretary	Indefinite, since March 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

**

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trust”).

***	Stephen A. Lieber is the father of Samuel A. Lieber.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2009

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2008 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

U.S. Real Estate Equity Fund	40%
Realty Income & Growth Fund	25%
International Real Estate Equity Fund	32%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders.

U.S. Real Estate Equity Fund	36%
Realty Income & Growth Fund	22%
International Real Estate Equity Fund	1%

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

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TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler
Jeffrey E. Wacksman

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr. Suite 302
Milwaukee, WI 53212

SUB-CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

SHAREHOLDER | INVESTOR INFORMATION	FUND COUNSEL
1(888)785.5578	Blank Rome LLP
www.alpinefunds.com	The Chrysler Building
405 Lexington Avenue
New York, NY 10174

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

TRANSFER AGENT &
ADMINISTRATOR
US Bancorp Fund Services, LLC
This material must be preceded or accompanied by a current prospectus.	615 East Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. The registrant’s Nominating Committee policy states that any shareholder of a Fund may submit the name of a candidate by consideration by the Nominating Committee by submitting a written nomination to the Fund’s secretary in accordance with the provisions of the Fund’s Agreement and Declaration of the

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Fund, as may be amended from time to time. The secretary will forward any such nomination to the Nominating Committee promptly upon receipt.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Alpine Equity Trust

By (Signature and Title)*	/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	7/06/2009

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	7/06/2009

By (Signature and Title)*	/s/ Victor Chan

Victor Chan, Chief Financial Officer

Date	7/06/2009

* Print the name and title of each signing officer under his or her signature.

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